UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Northern Technologies International Corporation
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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 20, 2011

The Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation, will be held at NTIC’s corporate executive offices located at 4201 Woodland Road, Circle Pines, Minnesota 55014, beginning at 4:00 p.m., Central time, on Thursday, January 20, 2011, for the following purposes:

1.                    To elect seven persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

2.                    To consider a proposal to approve the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan.

3.                    To ratify the selection of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2011.

4.                    To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on November 23, 2010 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.  A stockholder list will be available at our corporate offices beginning January 10, 2011 during normal business hours for examination by any stockholder registered on NTIC’s stock ledger as of the record date, November 23, 2010, for any purpose germane to the annual meeting.

We are pleased to continue to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

By Order of the Board of Directors,

Matthew Wolsfeld
Corporate Secretary

December 6, 2010

Circle Pines, Minnesota

Important:  Whether or not you expect to attend the meeting in person, please vote by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted.  A prompt response is helpful and your cooperation is appreciated.

ii

4201 Woodland Road, Circle Pines, Minnesota 55014

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

January 20, 2011

The Board of Directors of Northern Technologies International Corporation is soliciting your proxy for use at the 2011 Annual Meeting of Stockholders to be held on Thursday, January 20, 2011.  The Board of Directors expects to make available to our stockholders beginning on or about December 6, 2010 the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy on the Internet or has sent these materials to stockholders of NTIC upon their request.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Our proxy statement and annual report to stockholders, which includes our annual report on Form 10-K, are available at www.proxyvote.com.  Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials to certain of our stockholders of record and beneficial owners (excluding those stockholders of record and beneficial owners who previously have requested that they receive electronic or paper copies of our proxy materials). All stockholders have the ability to access our proxy materials on the website referred to in the Notice Regarding the Availability of Proxy Materials or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or to request a printed copy may be found in the Notice Regarding the Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We believe that this process expedites your receipt of our proxy materials, lowers the costs of our Annual Meeting and reduces the environmental impact of our meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Date, Time, Place and Purposes of Meeting

The Annual Meeting of Stockholders of Northern Technologies International Corporation (sometimes referred to as “NTIC,” “we,” “our” or “us” in this proxy statement) will be held on Thursday, January 20, 2011, at 4:00 p.m., Central time, at the principal executive offices of Northern Technologies International Corporation located at 4201 Woodland Road, Circle Pines, Minnesota 55014, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

Who Can Vote

Stockholders of record at the close of business on November 23, 2010 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting.  As of that date, there were 4,336,935 shares of our common stock outstanding.  Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.  Stockholders are not entitled to cumulate voting rights.

How You Can Vote

Your vote is important.  Whether you hold shares directly as a stockholder of record or beneficially in “street name” (through a broker, bank or other nominee), you may vote your shares without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or other nominee.

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

•                  Vote by Internet, by going to the website address http://www.proxyvote.com and following the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

•                  Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

•                  Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided if you received a paper copy of these proxy materials.

If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

The deadline for voting by telephone or by using the Internet is 11:59 p.m., Eastern Standard Time (10:59 p.m., Central Standard Time), on the day before the date of the Annual Meeting or any adjournments thereof.  Please see the Notice of Internet Availability of Proxy Materials, your proxy card or the information your bank, broker, or other holder of record provided to you for more information on your options for voting.

If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct.  You have three choices on each matter to be voted on.

For the election of directors, you may:

•                  Vote FOR the seven nominees for director,

•                  WITHHOLD your vote from the seven nominees for director or

•                  WITHHOLD your vote from one or more of the seven nominees for director.

For each of the other proposals, you may:

•                  Vote FOR the proposal,

•                  Vote AGAINST the proposal or

•                  ABSTAIN from voting on the proposal.

If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all seven of the nominees for director and FOR all of the other proposals set forth in the Notice of Annual Meeting of Stockholders.

How Does the Board Recommend that You Vote

The Board of Directors unanimously recommends that you vote FOR all seven of the nominees for director and FOR the approval of all of the other proposals set forth in the Notice of Annual Meeting of Stockholders.

How You May Change Your Vote or Revoke Your Proxy

If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

•                  Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us.

•                  Sending written notice of your revocation to our Corporate Secretary.

•                  Attending the Annual Meeting and voting by ballot.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority (2,168,468 shares) of the outstanding shares of our common stock as of the record date will constitute a quorum for the transaction of business at the Annual Meeting.  In general, shares of our common stock represented by proxies marked “For,” “Against,” “Abstain” or “Withheld” are counted in determining whether a quorum is present.  In addition, a “broker non-vote” is counted in determining whether a quorum is present.  A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of the seven nominees for director requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote.  This means that a director nominee with the most votes for a particular slot is elected for that slot.  Only votes “For” and “Withheld” affect the outcome.

The approval of each of the other proposals described in this proxy statement requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.  In addition, under the Listing Rules of the NASDAQ Stock Market, the approval of the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (Proposal Two) requires the affirmative vote of a majority of the total votes cast on the proposal.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters.  The election of directors (Proposal One) and the approval of the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (Proposal Two) are not “routine” matters; whereas, the ratification of the selection of our independent registered public accounting firm (Proposal Three) is a “routine” matter.  Accordingly, if you do not direct your broker how to vote for a director in Proposal One or how to vote for Proposal Two, your broker may not exercise discretion and may not vote your shares.  For purposes of Proposal One and Proposal Two, broker non-votes are considered to be shares represented by proxy at the meeting but are not considered to be shares “entitled to vote” or “votes cast” at the meeting.  As such, a broker non-vote will not be counted as a vote “For” or “Withheld” with respect to a director in Proposal One or a vote “For” or “Against” Proposal Two and, therefore, will have no effect on the outcome of the vote on either such proposal.  Proxies marked “Abstain” will be counted in determining the total number of shares “entitled to vote” and “votes cast” on each of the proposals and will have the effect of a vote “Against” a proposal.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted.  Only matters brought before the Annual Meeting in accordance with our Bylaws will be considered.

Only a natural person present at the Annual Meeting who is either one of our stockholders, or is acting on behalf of one of our stockholders, may make a motion or second a motion.  A person acting on behalf of a stockholder must present a written statement executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of November 23, 2010 for:

•                  each person known by us to beneficially own more than five percent of the outstanding shares of our common stock,

•                  each of our directors,

•                  each of the executive officers named in the Summary Compensation Table on page 28 under the heading “Executive Compensation” and

•                  all of our current directors and executive officers as a group.

Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has sole or shared power to vote or to direct the voting of such shares or sole or shared power to dispose or direct the disposition of such shares.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by these owners, has sole dispositive and voting power with respect to its shares, subject to community property laws where applicable.  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

Name	Shares Subject to Options Immediately Exercisable or Exercisable Within 60 Days	Total Number of Shares of Common Stock Beneficially Owned(1)	Percent of Total Voting Power
Stockholders Owning 5% or More:
Inter Alia Holding Company(2)	0	621,668	14.3%
Perritt Capital Management, Inc.(3)	0	215,300	5.0%
Directors and Named Executive Officers:
Pierre Chenu	9,999	15,999	*
Tilman B. Frank, M.D.	4,665	4,665	*
Soo-Keong Koh	4,665	4,665	*
Sunggyu Lee, Ph.D.	7,998	7,998	*
G. Patrick Lynch(4)	7,540	658,328	15.2%
Ramani Narayan, Ph.D.	7,998	11,498	*
Richard J. Nigon	0	2,000	*
Mark J. Stone(5)	7,998	19,998	*
Matthew C. Wolsfeld	15,950	58,343	1.3%
Directors and executive officers as a group (nine persons)(6)	66,813	783,494	17.8%

* Represents beneficial ownership of less than one percent of our common stock.

(1)             Includes shares held by the following persons in securities brokerage accounts, which in certain circumstances under the terms of the standard br5okerage account form may involve a pledge of such shares as collateral:  Inter Alia (621,668 shares); Mr. Lynch (658,328 shares); Mr. Nigon (2,000 shares); Mr. Stone (10,000 shares); and Mr. Wolsfeld (42,393 shares).

(2)             According to a Schedule 13D/A filed with the SEC on September 1, 2010, Inter Alia Holding Company is an entity of which G. Patrick Lynch, our President and Chief Executive Officer, is a 25% stockholder.  G. Patrick Lynch shares equal voting and dispositive power over such shares with three other members of his family.  Of the NTIC shares indicated as held by Inter Alia Holding Company, 73,160 of such shares were pledged to a bank as collateral for a loan.  Inter Alia Holding Company’s address is 23205 Mercantile Road, Beachwood, Ohio  44122.

(3)             According to a Schedule 13G filed with the SEC on January 21, 2010, Perritt Capital Management, Inc. is the investment adviser to Perritt MicroCap Opportunities Fund, Inc. and its sole series, Perritt MicroCap Opportunities Fund, and to Perritt Funds, Inc. and its sole series, Perritt Emerging Opportunities Fund.  According to the Schedule 13G, Perritt Capital Management, Inc. shares voting and dispositive power over 215,300 shares, Perritt MicroCap Opportunities Fund, Inc. shares voting and dispositive power over 125,300 shares and Perritt Funds, Inc. shares voting and dispositive power over 90,000 shares.  The principal business officer of these entities is 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.

(4)             Includes 621,668 shares held by Inter Alia Holding Company.  See note (2) above.  Mr. Lynch’s address is 4201 Woodland Road, Circle Pines, Minnesota  55014.

(5)             Includes 12,000 shares held jointly with Mr. Stone’s spouse.

(6)             The amount beneficially owned by all current directors and executive officers as a group includes 621,668 shares held of record by Inter Alia Holding Company and 12,000 shares held jointly with spouses.  See notes (2) and (5) above.

PROPOSAL ONE — ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide that the Board of Directors will consist of at least one member or such other number as may be determined by the Board of Directors from time to time or by the stockholders at an annual meeting.  The Board of Directors has fixed the number of directors at seven commencing on the date of the 2011 Annual Meeting of Stockholders.

Nominees for Director

The Board of Directors has nominated the following seven individuals to serve as our directors until the next annual meeting of stockholders or until their successors are elected and qualified.  All of the nominees named below are current members of the Board of Directors.

• Pierre Chenu	• Ramani Narayan, Ph.D.
• Soo-Keong Koh	• Richard J. Nigon
• Sunggyu Lee, Ph.D.	• Mark J. Stone
• G. Patrick Lynch

Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is seven.

Tilman B. Frank, M.D., a current member of the Board of Directors, is not standing for re-election at the 2011 Annual Meeting of Stockholders.  The Board of Directors thanks Dr. Frank for his service as a member of the Board of Directors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of all of the seven nominees named above.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board.  Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Current Directors and Board Nominees

The following table sets forth as of December 1, 2010 the name, age and principal occupation of each current director and each individual who has been nominated by the Board of Directors to serve as a director of our company, as well as how long each individual has served as a director of NTIC.

Name	Age	Principal Occupation	Director Since
Pierre Chenu(1)(2)	72	Chairman of the Board of NTIC	2003
Tilman B. Frank, M.D.(2)	44	Partner and Chief Executive Officer of Capitalent GmbH	2008
Soo-Keong Koh(1) (3)	59	Managing Director of EcoSave Pte Ltd.	2008

Name	Age	Principal Occupation	Director Since
Sunggyu Lee, Ph.D.	58	Russ Ohio Research Scholar in Syngas Utilization and Professor of Chemical and Biomolecular Engineering at Ohio University	2004
G. Patrick Lynch	43	President and Chief Executive Officer of NTIC	2004
Ramani Narayan, Ph.D.	61	Distinguished Professor in the Department of Chemical Engineering & Materials Science at Michigan State University	2004
Richard J. Nigon(1)(2)	62	Senior Vice President of Cedar Point Capital, Inc.	2010
Mark J. Stone(1)(3)	51	President of Petrus International, Inc.	2001

(1)                                  Member of the Audit Committee

(2)                                  Member of the Compensation Committee

(3)                                  Member of the Nominating and Corporate Governance Committee

Additional Information About Current Directors and Board Nominees

The following paragraphs provide information about each nominee and each director not standing for election, including all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years.  We believe that all of our director nominees and directors display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board of Directors and its committees; a fit of skills and personality with those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders.  The information presented below regarding each nominee or director also sets forth specific experience, qualifications, attributes and skills that led the Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Pierre Chenu has been a director of NTIC since 2003 and Non-Executive Chairman of the Board since July 2005.  Mr. Chenu is currently retired.  Prior to his retirement, Mr. Chenu served as Vice President, Worldwide Operations, Flat Glass Activities within the Asahi-Glaverbel Glass Group, a position he had served for five years.  Prior to that, Mr. Chenu was a member of the Executive Committee of Glaverbel S.A., with various operating responsibilities in France, Spain, Italy, Russia, Germany, China and the United States.  Before joining Glaverbel, Mr. Chenu worked for U.S. Steel in steel production in Pittsburgh, Pennsylvania and for Corning Inc. where he held various staff, line and executive positions in the United States, France and the United Kingdom.  Mr. Chenu holds a Master’s Degree in Engineering, with a specialty in metallurgy, from the University of Liege (Belgium) and a M.B.A. from Harvard University.  Mr. Chenu is a citizen of Belgium.  We believe Mr. Chenu’s qualifications to sit on the Board of Directors include his significant executive and operational experiences both in the United States and internationally prior to his retirement, including his positions with Asahi-Glaverbel Glass Group, U.S. Steel and Corning Inc.  The Board of Directors believes such operational experience is critical to NTIC’s management in operating NTIC’s business and its various international joint ventures.

Tilman B. Frank, M.D. has been a director of NTIC since May 2008. Dr. Frank is not standing for re-election at the 2011 Annual Meeting of Stockholders.  Dr. Frank is Partner and Chief Executive Officer of Capitalent GmbH, a personnel consulting firm, a position he has held since January 2009.  Dr. Frank served as Chief Executive Officer of Societät für Unternehmensplanung (S·U·P) GmbH, a personnel consulting company, where he served in such position from July 2007 to December 2008.  From June 2001 to July 2007, Dr. Frank served as Managing Director of S·U·P. Prior to joining S·U·P, Dr. Frank served as Senior Vice President of Marketing and Sales of vamedis* AG, a German-based e-procurement solutions provider, from October 2001 to May 2001. Dr. Frank holds a Medical Doctor degree from the University of Frankfurt.  We believe Dr. Frank’s qualifications to sit on the Board of Directors include his significant business acumen, specifically executive experience with companies located in Germany, which is where one of NTIC’s more significant joint ventures is located.

Soo-Keong Koh has been a director of NTIC since May 2008. Mr. Koh is the Managing Director of Ecosave Pte Ltd., a company whose business is focused on environmental biotech and energy conservation technologies, a position he has held since April 2007. From January 1986 to April 2007, Mr. Koh served as Chief Executive Officer and President of Toll Asia Pte Ltd formerly SembCorp Logistics Ltd (SembLog), a Singapore public listed company, which was acquired by Toll in May 2006. Mr. Koh has over 20 years of experience in the logistics industry. Mr. Koh holds a Bachelor of Engineering, a Master of Business Administration and a Postgraduate Diploma in Business Law from the University of Singapore (now known as the National University of Singapore).  We believe Mr. Koh’s qualifications to sit on the Board of Directors include his experience on other public company boards of directors and his significant executive experience with companies including those focused on environmental awareness, which has become a focus of NTIC during the past several years, especially in light of NTIC’s Natur-Tec™ bioplastics business.  Additionally, Mr. Koh has specific executive experience with companies located in Asia, which is where several of NTIC’s more significant joint ventures are located.

Sunggyu Lee, Ph.D. was elected a director of NTIC in January 2004.  Dr. Lee is Russ Ohio Research Scholar in Syngas Utilization and Professor of Chemical and Biomolecular Engineering, Ohio University, Athens, Ohio.  Previously, he held positions of Professor of Chemical and Biologic Engineering, Missouri University of Science and Technology, Rolla, Missouri from 2005 to 2010, C.W. LaPierre Professor and Chairman of Chemical Engineering at University of Missouri-Columbia from 1997 to 2005, and Robert Iredell Professor and Head of Chemical Engineering Department at the University of Akron, Akron, Ohio from 1988 to1996. He has authored seven books and over 480 archival publications and received 29 U.S. patents in a variety of chemical and polymer processes and products. He is currently serving as Editor of Encyclopedia of Chemical Processing, Taylor & Francis, New York, NY and also as Book Series Editor of Green Chemistry and Chemical Engineering, CRC Press, Boca Raton, FL.  Throughout his career, he has served as consultant and technical advisor to a number of national and international companies in the fields of polymers, petrochemicals and energy.  He received his Ph.D. from Case Western Reserve University, Cleveland, Ohio in 1980.  We believe Dr. Lee’s qualifications to sit on the Board of Directors include his significant technical and industrial expertise with chemical and polymer processes and products.

G. Patrick Lynch, an employee of NTIC since 1995, has been President since July 2005 and Chief Executive Officer since January 2006 and was appointed a director of NTIC in February 2004.  Mr. Lynch served as President of North American Operations of NTIC from May 2004 to July 2005.  Prior to May 2004, Mr. Lynch held various positions with NTIC, including Vice President of Strategic Planning, Corporate Secretary and Project Manager.  Mr. Lynch is also an officer and director of Inter Alia Holding Company, which is a significant stockholder of NTIC.  Prior to joining NTIC, Mr. Lynch held positions in sales management for Fuji Electric Co., Ltd. in Tokyo, Japan, and programming project management for BMW AG in Munich, Germany.  Mr. Lynch received an M.B.A. degree from the University of Michigan Business School in Ann Arbor, Michigan.  We believe Mr. Lynch’s qualifications to sit on the Board of Directors include his depth of knowledge of our company and its day-to-day operations in light of his position as chief executive officer of NTIC, as well as his affiliation with a significant stockholder of NTIC, which the Board of Directors believes generally helps align management’s interests with those of our stockholders.

Ramani Narayan, Ph.D. has been a director of NTIC since November 2004. He is a Distinguished Professor at Michigan State University in the Department of Chemical Engineering & Materials Science, where he has 105 refereed publications in leading journals to his credit, 18 patents, edited three books and one expert dossier in the area of bio-based polymeric materials.  His research encompasses design & engineering of sustainable, biobased products, biodegradable plastics and polymers, biofiber reinforced composites, reactive extrusion polymerization and processing, studies in plastic end-of-life options like biodegradation and composting.  He conducts carbon footprint calculations for plastics and products.  He also performs LCA (Life Cycle Assessment) for reporting a product’s environmental footprint.  He serves as Scientific Chair and board member of the Biodegradable Products Institute (BPI), North America. He serves on the Technical Advisory Board of Tate & Lyle.  He served on the Board of Directors of ASTM International, an international standards setting organization and currently chairs the committee on Environmentally Degradable Plastics and Biobased Products (D20.96) and the Plastics Terminology Committee D20.92.  He is also the technical expert for the USA on ISO (International Standards Organization) TC 61 on Plastics — specifically for Terminology, and Biodegradable Plastics.  He has won numerous awards, including the Named MSU University Distinguished Professor in 2007; the Governors University Award for commercialization excellence; Michigan State University Distinguished Faculty Award, 2006, 2005 Withrow Distinguished Scholar award, Fulbright Distinguished Lectureship Chair in Science & Technology Management & Commercialization (University of Lisbon; Portugal); First recipient of the William N. Findley Award, The James Hammer Memorial Lifetime Achievement Award, and Research and Commercialization Award sponsored by ICI Americas, Inc. & the National Corn Growers Association.  We believe Dr. Narayan’s qualifications to sit on the Board of Directors include his significant technical expertise in the bioplastics area which has been helpful to NTIC’s management in assessing and operating NTIC’s Natur-Tec™ bioplastics business.

Richard J. Nigon has been a director of NTIC since February 2010.  Mr. Nigon is the Senior Vice President of Cedar Point Capital, Inc., a private company that raises capital for early stage companies.  From February 2001 until May 2007, Mr. Nigon was a Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard (“MJSK”), a privately held investment firm.  In December 2006, MJSK was acquired by Stifel Nicolaus and Mr. Nigon was a Managing Director of Private Placements at Stifel Nicolaus.  From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company.  Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young, LLP from 1970 to 2000, where he served as a partner from 1981 to 2000.  While at Ernst & Young, Mr. Nigon served as the Director of Ernst & Young’s Twin Cities Entrepreneurial Services Group and was the coordinating partner on several publicly-traded companies in the consumer retailing and manufacturing sectors.  In addition to NTIC, Mr. Nigon currently serves on the board of directors of Vascular Solutions, Inc. and a number of privately-held companies and previously served on the board of directors of Virtual Radiologics, Inc.  We believe Mr. Nigon’s qualifications to sit on the Board of Directors include his significant financial and accounting expertise, which the Board of Directors believes is critical to its oversight responsibilities, his experience on other public company boards of directors and his experience with several investment firms that have invested in early stage companies, which the Board of Directors believes is helpful in assessing and operating NTIC’s newer businesses.

Mark J. Stone has been a director of NTIC since 2001.  Mr. Stone has been President of Petrus International, Inc., an international consulting firm, since 1992.  Mr. Stone has advised a variety of Japanese and other multi-national corporations in areas including project finance and international investment strategy.  Mr. Stone is also President of MM Management, LLC, an entity that manages Chef Masaharu Morimoto’s business interests.  Mr. Stone was a director of Aqua Design, Inc., an international water desalination company, from 1988 to 1996.  Mr. Stone was Director, Marketing & Business

Development of Toray Marketing & Sales (America) Inc. from 1986 to 1992.  From 1980 to 1986, Mr. Stone was employed by Mitsui & Co. (U.S.A.), Inc. where he founded and was Treasurer of Hydro Management Resources, a Mitsui subsidiary, which finances, owns and operates water treatment projects.  Mr. Stone holds an A.B. from Harvard University.  We believe Mr. Stone’s qualifications to sit on the Board of Directors include his financial and accounting expertise, which the Board of Directors believes is critical to its oversight responsibilities, and his significant experience working with other international companies, which the Board of Directors believes is helpful in managing NTIC’s international operations and joint ventures.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines.  A copy of these Corporate Governance Guidelines can be found on the “Investor Relations—Board of Directors—Corporate Governance” section of our corporate website www.ntic.com.  Among the topics addressed in our Corporate Governance Guidelines are:

•                  Board size, composition and qualifications;

•                  Selection of directors;

•                  Board leadership;

•                  Board committees;

•                  Board and committee meetings;

•                  Executive sessions of outside directors;

•                  Meeting attendance by directors and non-directors;

•                  Appropriate information and access;

•                  Ability to retain advisors;

•                  Conflicts of interest;

•                  Board interaction with corporate constituencies;

•                  Change of principal occupation and board memberships;

•                  Retirement and term limits;

•                  Board compensation;

•                  Stock ownership by directors and executive officers;

•                  Loans to directors and executive officers;

•                  CEO evaluation;

•                  Board and committee evaluation;

•                  Director continuing education;

•                  Succession planning; and

•                  Communications with directors.

Board Leadership Structure

Under our Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by one person. The Board of Directors believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best under the circumstances. However, the Board of Directors strongly endorses the concept of an independent director being in a position of leadership. Under our Corporate Governance Guidelines, if at any time the Chief Executive Officer and Chairman of the Board positions are held by the same person, the Board of Directors will elect an independent director as a lead independent director.

G. Patrick Lynch currently serves as our President and Chief Executive Officer and Pierre Chenu serves as our non-executive Chairman of the Board.  Because the Chief Executive Officer and Chairman of the Board positions currently are not held by the same person, we do not have a lead independent director. We currently believe this leadership structure is in the best interests of our company and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day-leadership and performance of our company and the Chairman’s responsibility to provide oversight of our company’s corporate governance and guidance to our chief executive officer and to set the agenda for and preside over Board of Directors meetings.

Immediately prior to all regular Board of Directors meetings, our independent directors meet in executive session with no company management or non-independent directors present during a portion of the meeting. After each such executive session, our Chairman of the Board provides our Chief Executive Officer with any actionable feedback from our independent directors.

Director Independence

The Board of Directors has affirmatively determined that five of NTIC’s current eight directors are “independent directors” under the Listing Rules of the NASDAQ Stock Market:  Pierre Chenu, Tilman B. Frank, M.D., Soo-Keong Koh, Richard J. Nigon and Mark J. Stone.

In making these affirmative determinations that such individuals are “independent directors,” the Board of Directors reviewed and discussed information provided by the directors and by NTIC with regard to each director’s business and personal activities as they may relate to NTIC and NTIC’s management.

Board Meetings and Attendance

The Board of Directors met four times during the fiscal year ended August 31, 2010.  Each of the directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Board committees on which he served.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below.  The Board of Directors may from time to time establish other committees to facilitate the management of our company and may change the composition and responsibilities of our existing committees.  Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found on the “Investor Relations—Board of Directors—Corporate Governance” section of our corporate website www.ntic.com.

The following table summarizes the current membership of each of our three Board committees.

Director	Audit	Compensation	Nominating and Corporate Governance
Pierre Chenu	√	√	—
Tilman B. Frank, Ph.D.	—	√	√
Soo-Keong Koh	√	—	Chair
Sunggyu Lee, Ph.D.	—	—	—
G. Patrick Lynch	—	—	—
Ramani Narayan, Ph.D.	—	—	—
Richard J. Nigon	Chair	Chair	—
Mark J. Stone	√	—	√

Audit Committee

Responsibilities.  The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities for oversight, for quality and integrity of the accounting, auditing, reporting practices, systems of internal accounting and financial controls, the annual independent audit of our financial statements, and the legal compliance and ethics programs of NTIC as established by management.  The Audit Committee’s primary responsibilities include:

•                  Overseeing our financial reporting process, internal control over financial reporting and disclosure controls and procedures on behalf of the Board of Directors;

•                  Having sole authority to appoint, retain and oversee the work of our independent registered public accounting firm and establish the compensation to be paid to the firm;

•                  Reviewing and pre-approving all audit services and permissible non-audit services to be provided to NTIC by our independent registered public accounting firm;

•                  Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•                  Overseeing the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition.  The current members of the Audit Committee are Mr. Chenu, Mr. Koh, Mr. Nigon and Mr. Stone.  Mr. Nigon is the current chair of the Audit Committee.

Each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees pursuant to the Listing Rules of the NASDAQ Stock Market and the rules and regulations of the SEC and is “financially literate” as required by the Listing Rules of the NASDAQ Stock Market.  In addition, the Board of Directors has determined that Mr. Nigon qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the Listing Rules of the NASDAQ Stock Market as a result of his extensive financial background and various financial positions he has held throughout his career.  Stockholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board of Directors.

Meetings.  The Audit Committee met four times during fiscal 2010, one time outside the presence of management and one time face to face with Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm.

Other Information.  Additional information regarding the Audit Committee and our independent registered public accounting firm is disclosed under the “Proposal Three —Ratification of Selection of Independent Registered Public Accounting Firm” section of this proxy statement.

Compensation Committee

Responsibilities.  The Compensation Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility relating to compensation of our chief executive officer and other executive officers and administers our equity compensation plans.  In so doing, the Compensation Committee, among other things:

•                  recommending to the Board of Directors for its determination, the annual salaries, incentive compensation, long-term compensation and any and all other compensation applicable to our executive officers;

•                  establishing, and from time to time reviewing and revising, corporate goals and objectives with respect to compensation for our executive officers and establishing and leading a process for the full Board of Directors to evaluate the performance of our executive officers in light of those goals and objectives;

•                  administering our equity compensation plans and recommending to the Board of Directors for its determination grants of options or other equity-based awards for executive officers, employees and independent consultants under our equity compensation plans;

•                  reviewing our policies with respect to employee benefit plans; and

•                  establishing and from time to time reviewing and revising processes and procedures for the consideration and determination of executive compensation.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition.  The current members of the Compensation Committee are Mr. Chenu, Dr. Frank and Mr. Nigon.  Dr. Frank served as Chair during fiscal 2010 and Mr. Nigon currently serves as Chair of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is considered an “independent director” under the Listing Rules of the NASDAQ Stock Market, a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended.

Processes and Procedures for Consideration and Determination of Executive Compensation.  As described in more detail above under the heading “—Responsibilities,” the Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to recommend to the Board of Directors any and all compensation payable to our executive officers, including annual salaries, incentive compensation and long-term incentive compensation, and to administer our equity and incentive compensation plans applicable to our executive officers.  Decisions regarding executive compensation made by the Compensation Committee are not considered final and are subject to final review and approval by the entire Board of Directors.  Under the terms of its formal written charter, the Compensation Committee has the power and authority, to the extent permitted by our Bylaws and applicable law, to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.  The Compensation Committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

Our President and Chief Executive Officer assists the Compensation Committee in gathering compensation related data regarding our executive officers and making recommendations to the

Compensation Committee regarding the form and amount of compensation to be paid to each executive officer.  In making final recommendations to the Board of Directors regarding compensation to be paid to our executive officers, the Compensation Committee considers the recommendations of our President and Chief Executive Officer, but also considers other factors, such as its own views as to the form and amount of compensation to be paid, the achievement by the company of pre-established performance objectives the general performance of the company and the individual officers, the performance of the company’s stock price and other factors that may be relevant.

Final deliberations and decisions by the Compensation Committee regarding its recommendations to the Board of Directors of the form and amount of compensation to be paid to our executive officers, including our President and Chief Executive Officer, are made by the Compensation Committee, without the presence of the President and Chief Executive Officer or any other executive officer of our company.  In making final decisions regarding compensation to be paid to our executive officers, the Board of Directors considers the same factors and gives considerable weight to the recommendations of the Compensation Committee.

Meetings.  The Compensation Committee met four times during fiscal 2010.

Nominating and Corporate Governance Committee

Responsibilities.  The primary responsibilities of the Nominating and Corporate Governance Committee include:

•                  identifying individuals qualified to become members of the Board of Directors;

•                  recommending director nominees for each annual meeting of our stockholders and director nominees to fill any vacancies that may occur between meetings of stockholders;

•                  being aware of best practices in corporate governance matters;

•                  developing and overseeing an annual Board of Directors and Board committee evaluation process; and

•                  establishing and leading a process for determination of the compensation applicable to the non-employee directors on the Board.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition.  The current members of the Nominating and Corporate Governance Committee are Dr. Frank, Mr. Koh and Mr. Stone.  Mr. Koh is the current chair of the Nominating and Corporate Governance Committee.  The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is considered an “independent director” under the Listing Rules of the NASDAQ Stock Market.

Processes and Procedures for Consideration and Determination of Director Compensation.  As mentioned above under the heading “—Responsibilities,” the Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility, among other things, to review and make recommendations to the Board of Directors concerning compensation for non-employee members of the Board of Directors, including but not limited to retainers, meeting fees, committee chair and member retainers and equity compensation.  Decisions regarding director compensation made by the

Nominating and Corporate Governance Committee are not considered final and are subject to final review and approval by the entire Board of Directors.  Under the terms of its formal written charter, the Nominating and Corporate Governance Committee has the power and authority, to the extent permitted by our Bylaws and applicable law, to delegate all or a portion of its duties and responsibilities to a subcommittee of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

In making recommendations to the Board of Directors regarding compensation to be paid to our non-employee directors, the Nominating and Corporate Governance Committee considers fees paid to directors of comparable public companies, the number of board and committee meetings that our directors are expected to attend, and other factors that may be relevant.  In making final decisions regarding non-employee director compensation, the Board of Directors considers the same factors and the recommendation of the Nominating and Corporate Governance Committee.

Meetings.  The Nominating and Corporate Governance Committee met four times during fiscal 2010.

Director Nominations Process

Pursuant to a Director Nominations Process adopted by the Board of Directors, in selecting nominees for the Board of Directors, the Nominating and Corporate Governance Committee first determines whether the incumbent directors are qualified to serve, and wish to continue to serve, on the Board.  The Nominating and Corporate Governance Committee believes that NTIC and its stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into NTIC’s affairs that they have accumulated during their tenure with the company.  Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body.  Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director if the director wishes to continue his or her service with the Board, the director continues to satisfy the criteria for membership on the Board that the Nominating and Corporate Governance Committee generally views as relevant and considers in deciding whether to re-nominate an incumbent director or nominate a new director, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board, and there are no special, countervailing considerations against re-nomination of the director.

Pursuant to a Director Nominations Process adopted by the Board of Directors, in identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee solicits recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time.  Such persons may include members of the Board of Directors and our senior management and advisors to our company.  In addition, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying qualified candidates.  Mr. Nigon, who joined the Board of Directors in January 2010, was recommended as a director nominee by both NTIC’s outside legal counsel and independent registered public accounting firm. In addition, from time to time, if appropriate, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying and evaluating qualified candidates.

The Nominating and Corporate Governance Committee reviews and evaluates each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board, and other factors that it deems relevant.

In conducting its review and evaluation, the Nominating and Corporate Governance Committee solicits the views of our management, other Board members, and other individuals it believes may have insight into a candidate.  The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by our stockholders.  For more information, see the information set forth under the heading “Other Matters — Director Nominations for 2012 Annual Meeting.”  The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board.  The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of our company and the Board of Directors.  However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider.  Some of these factors include whether the candidate is an “independent director” under the Listing Rules of the NASDAQ Stock Market and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission; whether the candidate is “financially literate” or “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the Listing Rules of the NASDAQ Stock Market; whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission; the needs of our company with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience; the candidate’s broad-based business acumen; the candidate’s level of understanding of our business and its industry; the candidate’s ability and willingness to devote adequate time to work of the Board and its committees; the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of our company; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate’s diversity of experiences, expertise and background; and the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will consider the factors above, including the candidate’s diversity of experiences, expertise and background.  The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, expertise and backgrounds.  The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Board Oversight of Risk

The Board of Directors as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board of Directors. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies.

The areas of risk that we focus on include operational, financial (accounting, credit, liquidity and tax), legal, compensation, competitive, health, safety and environment, economic, political and reputational risks.

The standing committees of the Board of Directors oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to our company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors each year in establishing our corporate strategy and annual fiscal budget is a key part of the Board’s assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for our company.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for our company for a number of reasons, including: (1) general risk oversight by the full Board of Directors in connection with its role in reviewing our key business strategies and monitoring on an on-going basis the implementation of our key business strategies; (2) more detailed oversight by our standing Board committees that are currently comprised of and chaired by our independent directors, and (3) the focus of our Chairman of the Board on allocating appropriate Board agenda time for discussion regarding the implementation of our key business strategies and specifically risk management.

Code of Ethics

The Board of Directors has adopted a Code of Ethics, which applies to all of our directors, executive officers, including our Chief Executive Officer and Chief Financial Officer, and other employees, and meets the requirements of the Securities and Exchange Commission and the NASDAQ Stock Market.  A copy of our Code of Ethics is available on the “Investor Relations—Board of Directors—Corporate Governance” section of our corporate website www.ntic.com.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

It is the policy of the Board of Directors that directors standing for re-election should attend our annual meeting of stockholders, if their schedules permit.  A Board of Directors meeting is generally held on the day following each annual meeting of stockholders.  All of our directors, except Dr. Narayan, attended the 2010 annual meeting of stockholders.

Complaint Procedures

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by NTIC regarding accounting, internal accounting controls or auditing matters, and the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters.  Our personnel with such concerns are encouraged to discuss their concerns with our outside legal counsel, who in turn will be responsible for informing the Audit Committee.

Process Regarding Stockholder Communications with Board of Directors

Stockholders may communicate with the Board of Directors of NTIC by sending correspondence, addressed to our Corporate Secretary, Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, or mwolsfeld@ntic.com with an instruction to forward the communication to a particular director.  Our Corporate Secretary will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

DIRECTOR COMPENSATION

Summary of Cash and Other Compensation

The following table provides summary information concerning the compensation of each individual who served as a director of our company during the fiscal year ended August 31, 2010, other than G. Patrick Lynch, our President and Chief Executive Officer, who was not compensated separately for serving on the Board of Directors during fiscal 2010.  His compensation during fiscal 2010 for serving as an executive officer of our company is set forth under the heading “Executive Compensation” included elsewhere in this proxy statement.

DIRECTOR COMPENSATION—Fiscal 2010

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Pierre Chenu	$36,075	$19,380	$0	$55,455
Tilman B. Frank, M.D. (4)	17,550	12,290	0	29,840
Soo-Keong Koh	23,550	12,290	0	35,840
Donald A. Kubik, Ph.D.(5)	16,550	12,290	87,000	115,840
Sunggyu Lee, Ph.D.	17,550	12,290	30,000	59,840
Mark M. Mayers(6)	3,150	12,290	0	15,440
Ramani Narayan, Ph.D.	15,550	12,290	102,668	130,508
Richard J. Nigon	12,000	10,708	0	22,708
Mark J. Stone	26,325	12,290	0	38,615

(1)          On September 1, 2009, each director, other than Mr. Lynch and Mr. Nigon, received a stock option to purchase 4,000 shares of our common stock at an exercise price of $8.57 per share granted under the Northern Technologies International Corporation 2007 Stock Incentive Plan, the material terms of which are described in more detail under the heading “Executive Compensation —Stock Incentive Plans.”  Such option expires on August 31, 2014 and vests with respect to one-third of the underlying shares of our common stock on each of the following dates, so long as the individual remains a director of our company as of such dates:  September 1, 2010, September 1, 2011 and September 1, 2012.  In addition, on September 1, 2009, Mr. Chenu received an additional stock option to purchase 2,000 shares of our common stock in consideration for his service as Chairman of the Board.  The terms of this stock option are identical to the other stock options granted on that date.  On February 1, 2010, Mr. Nigon received a stock option to purchase 2,333 shares of our common stock at an exercise price of $10.20 per share granted under the Northern Technologies International Corporation 2007 Stock Incentive Plan in connection with his initial election as a director.  Such option expires on February 1, 2015 and vests with respect to one-third of the underlying shares of our common stock on each of the following dates, so long as Mr. Nigon remains a director of our company as of such dates:  February 1, 2011, February 1, 2012 and February 1, 2013.  The amount reported under this column for each director represents the aggregate grant date fair value for option awards granted to such director in fiscal 2010 computed in accordance with Financial Accounting Standards Board (FASB) ASC Topic 718.  The grant date fair value is determined based on our Black-Scholes option pricing model.  The grant date value per share for the forgoing options were as follows and were determined using the following specific assumptions:

Grant Date	Per Share Fair Value	Risk Free Interest Rate	Expected Life	Expected Volatility	Expected Dividend Yield
09/01/2009	$3.23	2.37%	5.0 years	48.26%	0%
02/01/2010	$4.59	2.48%	5.0 years	48.65%	0%

(2)         The following table provides information regarding the aggregate number of options to purchase shares of our common stock outstanding at August 31, 2010 and held by each of the directors listed in the above table:

Name	Aggregate Number Of Securities Underlying Options	Exercisable/ Unexercisable	Exercise Price(s)	Expiration Date(s)
Pierre Chenu	16,000	5,333/10,667	$8.01 – 12.84	8/31/2011 – 8/31/2014
Tilman B. Frank, M.D.	8,666	1,777/6,889	7.75 – 12.84	5/1/2013 – 8/31/2014
Soo-Keong Koh	8,666	1,777/6,889	7.75 – 12.84	5/1/2013 – 8/31/2014
Donald A. Kubik, Ph.D.	12,000	8,000/4,000	5.38 – 8.57	11/4/2010 – 8/31/2014
Sunggyu Lee, Ph.D.	12,000	4,666/7,334	8.01 – 12.84	8/31/2011 – 8/31/2014
Ramani Narayan, Ph.D.	12,000	4,666/7,334	8.01 – 12.84	8/31/2011 – 8/31/2014
Richard J. Nigon	2,333	0/2,333	10.20	2/1/2015
Mark J. Stone	12,000	4,666/7,334	8.01 – 12.84	8/31/2011 – 8/31/2014

(3)         We do not provide perquisites or other personal benefits to our directors.  The amounts reflected for each of Dr. Kubik, Dr. Lee and Dr. Narayan reflect consulting fees paid during the fiscal year ended August 31, 2010 as described in more detail below under the heading “—Consulting Arrangements.”

(4)         Dr. Frank is not standing for re-election as a director at the 2011 Annual Meeting of Stockholders.

(5)         Dr. Kubik resigned as a director on August 27, 2010.

(6)         Mr. Mayer passed away on November 30, 2009.

Non-Employee Director Compensation Program

Overview.  Our non-employee directors for purposes of our director compensation program currently consist of Pierre Chenu, Tilman B. Frank, M.D., Soo-Keong Koh, Sunggyu Lee, Ph.D., Ramani Narayan, Ph.D., Richard J. Nigon and Mark J. Stone.  During the fiscal year ended August 31, 2010, our former directors, Dr. Kubik and Mr. Mayers, also received compensation under our director compensation program.

We use a combination of cash and long-term equity-based incentive compensation in the form of annual stock option grants to attract and retain qualified candidates to serve on the Board of Directors.  In setting non-employee director compensation, we follow the process and procedures described under the heading “Corporate Governance—Nominating and Corporate Governance Committee—Processes and Procedures for the Determination of Director Compensation.”

Cash Retainers and Meeting Fees.  Each of our non-employee directors receives annual cash retainers and meeting fees.  The following table sets forth the annual cash retainers paid to our non-employee directors:

Description	Annual Cash Retainer
Board Member	$10,000
Chairman of the Board	15,000
Audit Committee Chair	5,000
Audit Committee Member (not including Chair)	4,000

The annual cash retainers are paid in the beginning of each calendar quarter.  For example, the retainers paid in the beginning of the first calendar quarter are for the period from January 1 through March 31.

Each of our non-employee directors also receives $1,000 for each Board, Board committee and strategy review meeting attended.  No director, however, earns more than $1,000 per day in Board, Board committee and strategy review meeting fees.

As part of our cost reduction efforts, commencing in March 2009, our annual cash retainers and meeting fees were reduced temporarily by 10%.  In January 2010, this reduction was eliminated and our annual cash retainers and meeting fees returned to their previous levels, as described above.

Stock Options.  Each of our non-employee directors is automatically granted a five-year non-qualified option to purchase 4,000 shares of our common stock on the first day of each fiscal year in consideration for his service as a director of NTIC and the Chairman of the Board is automatically granted an additional five-year non-qualified option to purchase 2,000 shares of our common stock on the first day of each fiscal year in consideration for his services as Chairman.  In addition, each new non-employee director is automatically granted a five-year non-qualified option to purchase a pro rata portion of 4,000 shares of our common stock calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment by 12 on the date the director is first elected or appointed as a director of NTIC.  Each automatically granted option becomes exercisable, on a cumulative basis, with respect to one-third of the shares covered by such option on each one-year anniversary of the date of its grant.  The exercise price of such option is equal to the fair market value of a share of our common stock on the date of grant.

We refer you to note (1) to the Director Compensation Table above for a summary of all option grants to our non-employee directors during the fiscal year ended August 31, 2010 and note (2) to the Director Compensation Table for a summary of all options to purchase shares of our common stock held by our non-employee directors as of August 31, 2010.

Reimbursement of Expenses.  All of our directors are reimbursed for travel expenses for attending meetings and other miscellaneous out-of-pocket expenses incurred in performing their Board functions.

Consulting Arrangements

We paid consulting fees to Bioplastic Polymers LLC which is owned by Ramani Narayan, Ph.D. in the aggregate amount of $100,000 and royalty fees in an aggregate amount of $2,668 during the fiscal year ended August 31, 2010.  The consulting services rendered by Bioplastic Polymers LLC related to research and development associated with various new technologies.  The royalty fees were paid pursuant to an oral agreement pursuant to which we have agreed to pay Bioplastic Polymers LLC and Dr. Narayan in consideration of the transfer and assignment by Biopolymer Plastics LLC and Dr. Narayan of certain biodegradable polymer technology to us, an aggregate of three percent of the gross margin on any net sales of products incorporating the biodegradable polymer technology transferred to us by Bioplastic Polymers LLC and Dr. Narayan for a period of 10 years, provided that if a patent for or with respect to biodegradable polymer technology is issued before the expiration of such 10 year period, then until the expiration of such patent we will pay to Bioplastic Polymers LLC and Dr. Narayan an aggregate of three percent of the biodegradable polymer technology gross margin attributable to such patent.

In May 2009, we entered into an agreement with DAK Engineering, LLC, an entity owned by our former Chief Technical Officer and former director, Donald A. Kubik, Ph.D., pursuant to which we have engaged DAK Engineering, LLC to perform certain services to us, specifically services in the area of chemistry, technology development, supplier technical issues, production issues, product performance characterization, and other forms of commercializing intellectual property rights.  In consideration for such services, we pay DAK Engineering, LLC a monthly fee of $7,250.  During the fiscal year ended August 31, 2010, we paid DAK Engineering, LLC an aggregate of $87,000 in consulting fees.  The agreement may be terminated by either party for any reason with 30 days prior notice before the quarter end by providing written notice to the other party and may be terminated upon the occurrence of other certain events, as set forth in the agreement.  The agreement also contains other standard terms, including provisions regarding confidentiality, non-competition and non-solicitation.

In May 2009, we entered into a technology transfer and consulting agreement with Sunggyu Lee, Ph.D. pursuant to which we agreed to pay Dr. Lee $30,000 payable in six $5,000 monthly installments in exchange for an 18-month option to purchase certain technology developed by Dr. Lee.  If we decide to exercise the option, Dr. Lee has agreed to transfer to us the technology and to provide us consulting services related to the further development and commercialization of the technology in exchange for an additional $120,000 payable in eight $15,000 monthly installments.  If we commercialize any products or services that incorporate the transferred technology or any other new related inventions developed by Dr. Lee during the term of the agreement and transferred to us under the agreement, we have agreed to pay Dr. Lee a royalty of three percent of any earnings before interest and taxes to us generated from the commercial exploitation by us of any products or services that incorporate the technology and/or inventions.  Such royalties will be required to be paid until the earlier of the last to expire of any applicable patents covering such technology or inventions, the invalidity of such patents, or if there are no issued patents covering such technology and inventions, 10 years from the first date of commercial sale or license.   The agreement may be terminated by NTIC if, at any stage, NTIC determines in its sole discretion not to proceed with the project.

Indemnification Agreements

We have entered into agreements with all of our directors under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our directors.  We will be obligated to pay these amounts only if the director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests.  With respect to any criminal proceeding, we will be obligated to pay these amounts only if the director had no reasonable cause to believe his or her conduct was unlawful.  The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

EXECUTIVE COMPENSATION

Executive Compensation Program

Our executive compensation program for the fiscal year ended August 31, 2010 consisted of:

•                  Base salary;

•                  Annual incentive compensation;

•                  Long-term equity-based incentive compensation, in the form of stock options; and

•                  All other compensation.

Base Salary.  We provide a base salary for our named executive officers, which, unlike some of the other elements of our executive compensation program, is not subject to company or individual performance risk.  We recognize the need for most executives to receive at least a portion of their total compensation in the form of a guaranteed base salary that is paid in cash regularly throughout the year to support their standard of living.

We initially fix base salaries for our executives at a level that we believe enables us to hire and retain them in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business objectives.  The Compensation Committee reviews base salaries for our named executive officers each year beginning in July and generally recommends to the Board of Directors any increases for the following fiscal year in July or August or as soon as practicable thereafter.  Regardless of when the final decision regarding base salaries for a fiscal year is made by the Board of Directors, any increases in base salaries are effective as of September 1 of that year, which could result in a retroactive payment to the executive shortly after the final decision is made.

The Compensation Committee’s recommendations to the Board of Directors regarding the base salaries of our named executive officers are based on a number of factors, including:  the executive’s level of responsibility, prior experience and base salary for the prior year, the skills and experiences required by the position, length of service with our company, past individual performance and other considerations the Compensation Committee deems relevant.  The Compensation Committee also recognizes that in addition to the typical responsibilities and duties held by our executives by virtue of their positions, our executives due to the small number of our employees, often possess additional responsibilities and perform additional duties that would be typically delegated to others in most organizations with additional personnel and resources.

As part of our cost savings initiatives implemented in January 2009, we temporarily reduced the base salaries of our executives and other officers by approximately 15% on average, by 10% for all other employees and suspended our matching of 401(k) contributions.  Due to improvements in our financial condition during fiscal 2010, in January 2010, we reinstated salaries of our executive officers and employees to their previous levels and implemented base salary increases.

We historically have granted our executive officers a mid-single digit percentage increase in their base salary each fiscal year, although the percentage may be higher or lower if the responsibilities of the executive increased or decreased during the year.  We did not implement any base salary increases during fiscal 2009.  In January 2010, when we eliminated the cost reductions in base salary instituted during the prior fiscal year, we also implemented base salary increases.

Annualized base salary rates for fiscal 2008, 2009 and 2010 for our named executive officers were as follows:

Name	Fiscal 2008	Fiscal 2009(1)	% Change From Fiscal 2008	Fiscal 2010(2)	% Change From Fiscal 2009
G. Patrick Lynch	$210,000	$221,000/189,000	5.2%/(14.5)%	$221,000/189,000	0.0%/0.0%
Matthew C. Wolsfeld	155,000	163,000/139,500	5.2%/(14.4)%	163,000/139,500	0.0%/0.0%

(1)                                Reflects fiscal 2009 base salary prior to temporary 15% cost reduction implemented in January 2009 and after such reduction.

(2)                                Reflects fiscal 2010 base salary after elimination of temporary 15% cost reduction in January 2010 and base salary reflecting the temporary 15% cost reduction.

Mr. Lynch’s base salary for fiscal 2011 is $230,000 and Mr. Wolsfeld’s base salary for fiscal 2011 is $170,000.

Annual Incentive Compensation.  In addition to base compensation, we provide our named executive officers the opportunity to earn annual incentive compensation based on the achievement of certain company and individual related performance goals.  Our annual bonus program directly aligns the interests of our executive officers and stockholders by providing an incentive for the achievement of key corporate and individual performance measures that are critical to the success of our company and linking a significant portion of each executive officer’s annual compensation to the achievement of such measures.  The following is a brief summary of the material terms of our annual bonus plan program for fiscal 2010:

•                  The total amount available under the bonus plan was up to 25 percent of NTIC’s earnings before interest, taxes and other income (EBITOI);

•                  The total amount available under the bonus plan was $0 if EBITOI, as adjusted to take into account amounts to be paid under the bonus plan, fell below 70 percent of target EBITOI; and

•                  The payment of bonuses under the plan to executive officer participants was made in both cash and shares of NTIC common stock, the exact amount and percentages of which was determined by the Board of Directors, upon recommendation of the Compensation Committee.

Mr. Lynch received a bonus of $119,846 for fiscal 2010, $59,293 of which was paid in cash and $59,293 of which was paid in 4,208 shares of our common stock issued as a stock bonus under the Northern Technologies International Corporation 2007 Stock Incentive Plan.   Mr. Wolsfeld received a bonus of $89,984 for fiscal 2010, $44,992 of which was paid in cash and $44,992 of which was paid in 3,193 shares of our common stock issued as a stock bonus under the Northern Technologies International Corporation 2007 Stock Incentive Plan.  No bonuses were paid to our executives for fiscal 2009.

The annual bonus plan for fiscal 2011 is identical to the terms of the fiscal 2010 bonus plan.

Long-Term Equity-Based Incentive Compensation.  Although we do not have any stock retention or ownership guidelines, the Board of Directors encourages our named executive officers to have a financial stake in our company in order to align the interests of our stockholders and management.  We therefore provide long-term equity-based incentive compensation to our named executive officers, as well as to certain of our other U.S.-based employees, in the form of stock bonuses and stock options.  We believe that stock bonuses and stock options are an important part of our overall compensation program.  We believe that stock bonuses and stock options align the interests of our executives and other employees with stockholder interests and long-term value creation and enable these individuals to achieve meaningful equity ownership in our company.  Through the grant of stock bonuses and stock options, we seek to align the long-term interests of our executives and other employees with the long-term interests of our stockholders by creating a strong and direct linkage between compensation and long-term stockholder return.  When our executives deliver returns to our stockholders, in the form of increases in our stock price or otherwise, stock bonuses and stock options permit an increase in their compensation.  We believe stock bonuses and stock options also may enable us to attract, retain and motivate executives and other employees by maintaining competitive levels of total compensation.  However, unless our stock price increases after stock option grants are made, the stock options deliver no value to the option holders.  A stock option becomes valuable only if our common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest.”  This provides an incentive for an option holder to remain employed by us.

All of our stock bonuses and stock options have been granted under the Northern Technologies International Corporation 2007 Stock Incentive Plan or the Northern Technologies International Corporation 2000 Stock Incentive Plan.  Both of these plans have been approved by our stockholders.  Under the 2007 plan, we have the ability to grant stock options, stock appreciation rights, restricted stock awards, stock unit awards, performance awards and stock bonuses.  To date, only incentive and non-statutory stock options and stock bonuses have been granted.  The 2007 plan contains both an overall limit on the number of shares of our common stock that may be issued, as well as individual and other grant limits.  For more information regarding the terms of our 2007 plan, we refer you to “Executive Compensation—Stock Incentive Plans.”

We have adopted a Policy and Procedures Regarding the Grant of Stock Options and Other Equity-Based Incentive Awards.  Under this policy, the Board of Directors has retained all authority to grant options and other equity-based incentive awards to eligible recipients, upon recommendation of the Compensation Committee, and, none of its authority may be delegated to our management in the form of “mass” or “block” grants to be allocated among employees by our management.  The policy also sets forth the general terms and conditions of our stock option grants.  For example, we generally grant “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to the extent we are permitted to do so, in order to provide our executives and other employees the additional tax benefit associated with incentive stock options, which we believe at this time outweighs our interest in obtaining the tax deduction which would be available if we granted non-statutory stock options which were later exercised by the optionees.  The stock options granted to our executives and other employees typically vest or become exercisable over a period of three years from the date of grant, with one-third of the underlying shares vesting in each year on the anniversary of the date of grant.  Stock options typically remain exercisable for a period of five years from the date of grant, so long as the optionee continues to be employed by us.

It is our policy to set the per share exercise price of all stock options granted under the 2007 plan at an amount equal to the fair market value of a share of our common stock on the date of grant.  For purposes of the 2007 plan, the fair market value of our common stock is the mean between the reported high and low sale price of our common stock, as reported by the NASDAQ Global Market.  The Board of Directors may not, under the terms of the 2007 plan, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option.  For purposes of the 2007 plan, an option is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price.

We review the long-term equity-based incentives for our named executive officers, on an individual basis and on an aggregate basis, at least each year generally at the time we determine base salaries and the terms of our annual incentive compensation arrangements for the upcoming year.  As mentioned above, in

November 2010, we granted each of Mr. Lynch and Mr. Wolsfeld a stock bonus of 4,208 shares and 3,193 shares, respectively, as part of their fiscal 2010 annual bonus.  In November 2009, we granted each of Mr. Lynch and Mr. Wolsfeld a five-year option to purchase 12,000 and 9,000 shares of our common stock, respectively, at an exercise price equal to $7.65 per share.  We do not have, nor have we ever had, a program, plan or practice to time stock bonuses and stock option grants to executives in coordination with the release of material nonpublic information.

The determinations by the Board of Directors, upon recommendation of the Compensation Committee, regarding the amount of stock bonus and number of stock options, if any, to grant our named executive officers are based on a number of factors, including: the executive’s position within the company and the level of responsibility, skills and experiences required by the executive’s position; the attainment of or failure to attain company objectives and the difficulty in achieving desired company objectives; individual performance of the executive; the executive’s length of service to our company; the executive’s percentage ownership of our common equity outstanding, including stock options, and competitive compensation data, including outstanding options held by an executive as a percentage of our common equity outstanding.

All Other Compensation.  It is generally our policy not to extend significant perquisites to our executives that are not available to our employees generally.  The only significant perquisite that we provide to our named executive officers is the personal use of a company owned vehicle.  Our executives also receive benefits, which are also received by our other employees, including participation in the Northern Technologies International Corporation 401(k) Plan and health, dental and life insurance benefits.  Under the 401(k) plan, all eligible participants, including our named executive officers, may voluntarily request that we reduce his or her pre-tax compensation by up to 10 percent (subject to certain special limitations) and contribute such amounts to a trust.  We typically contribute an amount equal to 50 percent of the first seven percent of the amount that each participant contributed under this plan.  As part of our cost savings initiatives implemented in December 2008 and January 2009, however, we suspended our matching of 401(k) contributions. This matching contribution was reinstated in January 2010.  We do not provide pension arrangements or post-retirement health coverage for our executives or employees.  We also do not provide any nonqualified defined contribution or other deferred compensation plans.

Employment, Severance, Change in Control and Other Agreements.  All of our employees, including our named executive officers, are employed at will and do not have employment agreements that guarantee them any particular base salary, annual incentive cash compensation or any other compensation or benefits.  Nor do we have any severance or change in control arrangements with our named executive officers, other than stock option agreements that provide for immediate acceleration of vesting in the event of a change in control.

Summary of Cash and Other Compensation

The following table provides summary information concerning all compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer and a former executive officer.   We refer to these individuals in this proxy statement as our “named executive officers.”

SUMMARY COMPENSATION TABLE—FISCAL 2010

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
G. Patrick Lynch	2010	$209,923	$59,293	$59,293	$34,560	$10,758	$373,827
President and Chief Executive Officer	2009	200,077	0	0	0	6,638	206,715

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
Matthew Wolsfeld Chief Financial Officer and Corporate Secretary	2010 2009	154,865 147,635	44,992 0	44,992 0	25,920 0	7,988 5,267	278,757 152,902

(1)         Represents discretionary cash bonuses earned in fiscal year as indicated, but actually paid to named executive officer in the following fiscal year.  Annually, prior to the November meeting of the Board of Directors, the Compensation Committee recommends annual incentive compensation to be paid to our executive officers in cash and/or NTIC common stock.  The Board of Directors then considers and, if it deems appropriate, approves the amount and manner of payment of the annual incentive compensation. The bonuses earned for fiscal 2010 were paid in cash and in shares of NTIC common stock as determined by the Board of Directors, upon recommendation of the Compensation Committee. The amounts reflected in the column entitled “Bonus” reflect the cash amount of bonus received by each of the officers during fiscal 2011 and fiscal 2010 in consideration for their fiscal 2010 and fiscal 2009 performance, respectively.  The following officers also received the following number of shares of NTIC common stock as part of their fiscal 2010 bonus:  Mr. Lynch (4,208 shares) and Mr. Wolsfeld (3,193 shares).  The number of shares was determined by dividing one-half of the amounts of the total stock bonus to be awarded to the individual by the closing sale price of a share of NTIC common stock, as reported on the NASDAQ Global Market, on the date the Board of Directors determined the amount of the bonus.  No bonuses were paid for fiscal 2009 performance.  We refer you to the information under the heading “—Executive Compensation Program—Annual Incentive Compensation” for a discussion of the factors taken into consideration by the Board of Directors in determining the amount of bonus paid to each named executive officer.

(2)         As described above in note (1), the following named executive officers received the following number of shares of NTIC common stock in connection with their annual bonuses for fiscal 2010:  Mr. Lynch (4,208 shares); and Mr. Wolsfeld (3,193 shares).   The amounts reflected in the column entitled “Stock Awards” for each officer reflect the aggregate grant date fair value for stock awards granted to such officer computed in accordance with FASB ASC Topic 718.  The grant date fair value is determined based on the closing sale price of our common stock on the date of grant.

(3)             On November 20, 2009, each of the named executive officers was granted stock options.  The amounts reflected in the column entitled “Option Awards” for each officer represent the aggregate grant date fair value for option awards granted to such officer computed in accordance with FASB ASC Topic 718.  The grant date fair value is determined based on our Black-Scholes option pricing model.  The following table sets forth the specific assumptions used in the valuation of each such option award:

Grant Date	Per Share Fair Value	Risk Free Interest Rate	Expected Life	Expected Volatility	Expected Dividend Yield
11/20/2009	$2.88	2.33%	5.0 years	48.26%	0%

(4)         The amounts shown in the column entitled “All Other Compensation” for fiscal 2010 include the following with respect to each named executive officer:

Name	401(k) Match	Personal Use of Auto
G. Patrick Lynch	$7,347	$3,411
Matthew C. Wolsfeld	5,420	2,568

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding unexercised stock options for each of our named executive officers that remained outstanding at August 31, 2010.  We did not have any unvested stock awards outstanding at August 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END—Fiscal 2010

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
G. Patrick Lynch	0	12,000	(1)	$7.65	11/19/2014
	2,360	1,180	(2)	9.95	11/16/2012
	8,000	0		5.38	11/04/2010

Matthew C. Wolsfeld	0	9,000	(1)	7.65	11/19/2014
	8,634	4,316	(2)	9.95	11/16/2012
	8,000	0		5.38	11/04/2010

(1)             These options were granted under the Northern Technologies International Corporation 2007 Stock Incentive Plan.  These options vest over a three-year period, with one-third of the underlying shares vesting on each of November 20, 2010, 2011 and 2012 so long as the individual remains an employee of NTIC as of such date. These options expire on November 19, 2014 or earlier if the individual leaves the employ of NTIC.  Upon the occurrence of a change in control, the unvested and unexercisable options described in this table will be accelerated and become fully vested and immediately exercisable as of the date of the change in control.  For more information, we refer you to the discussion below under the heading “—Stock Incentive Plans.”

(2)             These options were granted under the Northern Technologies International Corporation 2007 Stock Incentive Plan.  These options vest over a three-year period, with one-third of the underlying shares vesting on each of November 16, 2008, 2009 and 2010 so long as the individual remains an employee of NTIC as of such date. These options expire on November 16, 2012 or earlier if the individual leaves the employ of NTIC.  Upon the occurrence of a change in control, the unvested and unexercisable options described in this table will be accelerated and become fully vested and immediately exercisable as of the date of the change in control.  For more information, we refer you to the discussion below under the heading “—Stock Incentive Plans.”

Stock Incentive Plans

We have two stock incentive plans under which stock options are currently outstanding — the Northern Technologies International Corporation 2007 Stock Incentive Plan and the Northern Technologies International Corporation 2000 Stock Incentive Plan.  Upon the approval of the 2007 plan by our stockholders in January 2007, we terminated the 2000 plan with respect to any future grants and thus any future grants of stock options or other stock incentive awards will be made under the 2007 plan.  We have proposed to amend and restate the 2007 plan incorporating certain amendments.  We refer you to the information under the heading “Proposal Two—Approval of Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan.

Under the terms of the 2007 plan, our named executive officers, in addition to other employees and individuals, are eligible to receive stock-based compensation awards, such as stock options, stock appreciation rights, restricted stock awards, stock bonuses and performance awards.  To date, only incentive and non-statutory stock options and stock bonuses have been granted under the plan.  The plan contains both an overall limit on the number of shares of our common stock that may be issued, as well as individual and other grant limits.

Incentive stock options must be granted with a per share exercise price equal to at least the fair market value of a share of our common stock on the date of grant.  For purposes of the plan, the fair market value of our common stock is the mean between the reported high and low sale price of our common stock, as reported by the NASDAQ Global Market.  We generally set the per share exercise price of all stock options granted under the plan at an amount equal to the fair market value of a share of our common stock on the date of grant.

Except in connection with certain specified changes in our corporate structure or shares, the Board of Directors or Compensation Committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option by amending or modifying the terms of the underwater option to lower the exercise price, cancelling the underwater option and granting replacement options having a lower exercise price, or other incentive award in exchange, or repurchasing the underwater options and granting new incentive awards under the plan.  For purposes of the plan, an option is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price.

Options will become exercisable at such times and in such installments as may be determined by the Board of Directors, provided that options may not be exercisable after 10 years from their date of grant.  We generally provide for the vesting of stock options in equal annual installments over a three-year period commencing on the one-year anniversary of the date of grant and for option terms of five years.

Optionees may pay the exercise price of stock options in cash, except that the Compensation Committee may allow payment to be made (in whole or in part) by (1) using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of our common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to us and directs us to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (2) using a cashless exercise procedure pursuant to which the optionee surrenders to us shares of our common stock either underlying the option or that are otherwise held by the optionee.

Under the terms of the plan, unless otherwise provided in a separate agreement, if a named executive officer’s employment or service with our company terminates for any reason, the unvested portion of the option will immediately terminate and the executive’s right to exercise the then vested portion of the option will:

•                  immediately terminate if the executive’s employment or service relationship with our company terminated for “cause”;

•                  continue for a period of 12 months if the executive’s employment or service relationship with our company terminates as a result of the executive’s death, disability or retirement; or

•                  continue for a period of three months if the executive’s employment or service relationship with our company terminates for any reason, other than for cause or upon death, disability or retirement.

As set forth in the plan, the term “cause” is as defined in any employment or other agreement or policy applicable to the named executive officer or, if no such agreement or policy exists, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to us or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the overall duties, or

(iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with us or any subsidiary.

As described in more detail under the heading “—Post-Termination Severance and Change in Control Arrangements” if there is a change in control of our company, then, under the terms of agreements evidencing options granted to our named executive officers and other employees under the plan, all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the executive to whom such options have been granted remains in the employ or service of us or any of our subsidiaries.

The terms of our 2000 plan are substantially similar to the terms of our 2007 plan.

Post-Termination Severance and Change in Control Arrangements

All of our named executive officers are employed “at will” and are not entitled to any severance or other payments under an agreement upon their termination of employment with us, whether such termination is by us without cause or otherwise.  In addition, except with respect to their outstanding stock options which are subject to the terms and conditions of the plans under which they were granted, none of our named executive officers have any change in control agreements with us that entitle them to any payments or benefits upon a change in control of our company.

Under the terms of our stock incentive plans, options granted under these plans will become fully exercisable upon a “change in control” of our company.  For purposes of these plans, a “change in control” means:

•                  the sale, lease, exchange or other transfer of all or substantially all of our assets to a corporation that is not controlled by us;

•                  the approval by our stockholders of any plan or proposal for our liquidation or dissolution;

•                  certain merger or business combination transactions;

•                  more than 40 percent of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and

•                  certain changes in the composition of our Board of Directors.

If a change in control of NTIC had occurred on August 31, 2010, the number of options indicated in the table below held by each of our named executive officers would have been automatically accelerated and exercisable.  The estimated value of the automatic acceleration of the vesting of unvested stock options held by a named executive officer as of August 31, 2010 is also indicated in the table below and is based on the difference between: (i) the market price of the shares of our common stock underlying the unvested stock options held by such officer as of August 31, 2010 (based on the closing sale price of our common stock on August 31, 2010 — $9.77), and (ii) the exercise price of the options.

Executive Officer	Number of Unvested Options Subject to Automatic Acceleration	Estimated Value of Automatic Acceleration of Vesting
G. Patrick Lynch	13,180	$25,440
Matthew C. Wolsfeld	13,316	19,080

Indemnification Agreements

We have entered into agreements with all of our executive officers under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he is or was one of our executive officers.  We will be obligated to pay these amounts only if the executive officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests.  With respect to any criminal proceeding, we will be obligated to pay these amounts only if the executive officer had no reasonable cause to believe his conduct was unlawful.  The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS

Please see “Director Compensation” and “Executive Compensation” for information regarding consulting arrangements we have with two of our current directors and one former director and the other compensation arrangements with our directors and executive officers during fiscal 2010.

PROPOSAL TWO — APPROVAL OF NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

Background

On November 19, 2010, the Board of Directors, upon recommendation of the Compensation Committee, approved the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (referred to in this section as the “Amended and Restated 2007 Plan” or the “plan”), subject to approval by our stockholders at the Annual Meeting.

The Amended and Restated 2007 Plan includes a number of changes from our currently existing Northern Technologies International Corporation 2007 Stock Incentive Plan (the “2007 Plan”), which are described in more detail under the heading “Comparison of Amended and Restated 2007 Plan to Current 2007 Plan” below, including an increase in the number of shares of common stock available for issuance under the plan from 400,000 shares to 800,000 shares plus the number of shares subject to awards outstanding under our prior Northern Technologies International Corporation 2000 Stock Incentive Plan as of the date of stockholder approval of the Amended and Restated 2007 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.

The Amended and Restated 2007 Plan allows us to award eligible recipients:

•                  options to purchase shares of our common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“incentive options”);

•                  options to purchase shares of our common stock that do not qualify as incentive options (“non-statutory options”);

•                  rights to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares (“stock appreciation rights” or “SARs”);

•                  shares of our common stock that are subject to certain forfeiture and transferability restrictions (“restricted stock awards”);

•                  rights to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives (“stock unit awards”);

•                  rights to receive an amount of cash, a number of shares of our common stock, or a combination of both, contingent upon achievement of specified objectives during a specified period (“performance awards”); and

•                  rights to receive an award of shares of our common stock (“stock bonuses”).

In the following discussion, we refer to both incentive options and non-statutory options as “options,” and to options, stock appreciation rights, restricted stock awards, stock unit awards, performance awards and stock bonuses as “incentive awards.”

Our stockholders are being asked to approve the Amended and Restated 2007 Plan in order to satisfy rules and regulations of the NASDAQ Stock Market relating to equity compensation, to qualify compensation under the Amended and Restated 2007 Plan as performance-based for purposes of Section 162(m) of the Code, and to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Code.  If our stockholders do not approve the Amended and Restated 2007 Plan, the Northern Technologies International Corporation 2007 Stock Incentive Plan as it currently exists will remain in effect until it expires or is terminated in accordance with its terms.

Reasons Why You Should Vote in Favor of the Approval of the Amended and Restated 2007 Plan

The Board of Directors recommends a vote for the approval of the Amended and Restated 2007 Plan because the Board of Directors believes the Amended and Restated 2007 Plan is in the best interests of our company and our stockholders for the following reasons:

•                  Aligns directors, employee and stockholder interests. We currently provide long-term incentives primarily in the form of stock option grants to our non-employee directors, executive officers and other key employees.  We believe that our stock-based compensation programs help align the interests of our directors, executive officers and other key employees with our stockholders.  We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage ownership of our common stock.  If the Amended and Restated 2007 Plan is approved, we will be able to maintain our means of aligning the interests of our directors, executive officers and other key employees with the interests of our stockholders.

•                  Attracts and retains talent.  Talented, motivated and effective directors, executives and employees are essential to executing our business strategies.  Stock-based and annual cash incentive compensation has been an important component of total compensation at our company for many years because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of our company.  If the Amended and Restated 2007 Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

•                  Supports our pay-for-performance philosophy.  We believe that stock-based compensation, by its very nature, is performance-based compensation.  We use incentive compensation to help reinforce desired financial and other business results to our executives and to motivate them to make decisions to produce those results.

•                  Avoids disruption in our compensation programs.  The approval of the Amended and Restated 2007 Plan by our stockholders is critical because there may be an insufficient number of shares of our common stock available for issuance under the currently existing Northern Technologies International Corporation 2007 Stock Incentive Plan to cover anticipated future grants during the next year or so.  If the Amended and Restated 2007 Plan is approved, we will not have to restructure our existing compensation programs for reasons that are not directly related to the achievement of our financial and other business objectives.  To remain competitive without stock-based compensation arrangements, it likely will be necessary to replace components of compensation previously awarded in equity with cash or with other instruments that may not necessarily align director, executive officer and employee interests with those of our stockholders as well as stock-based awards do.  Additionally, replacing equity with cash will increase cash compensation expense and use cash that would be better utilized toward other strategic purposes, such as research and development and advancing our new businesses.

•                  Protects stockholder interests and embraces sound stock-based compensation practices.  As described in more detail below under the heading “Summary of Sound Governance Features of the Amended and Restated 2007 Plan,” the Amended and Restated 2007 Plan includes a number of features that are consistent with the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the Amended and Restated 2007 Plan

The Board of Directors and Compensation Committee believe that the Amended and Restated 2007 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

•                  No “evergreen” provision.  The number of shares of our common stock available for issuance under the Amended and Restated 2007 Plan is fixed and will not adjust based upon the number of outstanding shares of our common stock. We currently expect the increased number of shares authorized for issuance under the Amended and Restated 2007 Plan will last between three to four years, at which time we expect to ask our stockholders to approve an additional share authorization or a new plan with a new share authorization.

•                  Will not be excessively dilutive to our stockholders.  Subject to adjustment, the maximum number of shares of our common stock available for issuance under the Amended and Restated 2007 Plan is 800,000 shares, plus the number of shares subject to awards outstanding under our prior 2000 Plan as of the date of stockholder approval of the Amended and Restated 2007 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.  As of November 23, 2010, an aggregate of 109,734 shares of common stock were available for issuance under the currently existing 2007 plan.  Other than the Northern Technologies Employee Stock Purchase Plan under which 78,044 shares of common stock remain available for issuance, we do not have any other stock-based compensation plans under which shares of our common stock are available for issuance but not subject to any outstanding awards.  As of November 23, 2010, we had outstanding options to purchase an aggregate of 209,805  shares of our common stock with a weighted average exercise price of $9.09 and a weighted average remaining term of 3.57 years outstanding under our currently existing 2007 plan and our prior 2000 plan.  We do not expect to grant any new awards under the 2007 plan between November 23, 2010 and the Annual Meeting.

•                  Limit on number of “full value” awards.  No more than 600,000 of the shares authorized for issuance under the Amended and Restated 2007 Plan may be issued pursuant to “full value” awards, which are awards other than stock options or SARs that are settled by the issuance of shares of our common stock.

•                  No “recycling” of shares from exercised stock options or SARs.  Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the Amended and Restated 2007 Plan.

•                  No reload stock options or SARs.  Reload stock options and SARs are not authorized under the Amended and Restated 2007 Plan.

•                  Stock option and SAR exercise prices will not be lower than the fair market value on the grant date.  The Amended and Restated 2007 Plan prohibits granting stock options and SARs with exercise prices lower than 100% fair market value of a share of our common stock on the grant date (or 110% of the fair market value in the case of an incentive option and if the participant owns more than 10% of the total combined voting power of all classes of our stock), except in connection with certain mergers, consolidations, acquisitions of property or stock, reorganizations or other similar transactions.

•                  No repricing or exchange without stockholder approval.  The Amended and Restated 2007 Plan prohibits the repricing of outstanding “underwater” stock options or SARs without stockholder approval, except for any adjustments required in connection with certain corporate transactions.  Repricing is broadly defined to include amendments or modifications to the terms of an outstanding stock option or SAR to lower the exercise or grant price or cancelling an outstanding stock option or SAR in exchange for cash, other awards or other stock options or SARs having a lower exercise price.

•                  Stock options, SARs and unvested performance awards are not entitled to dividend equivalent rights.  Stock option, SAR and unvested performance award holders have no rights as stockholders with respect to the shares underlying their awards until their stock options, SARs or unvested performance awards are exercised or vested and shares are issued. As a result, stock options and SARs and unvested performance awards, the vesting of which is based on the achievement of performance goals, under the Amended and Restated 2007 Plan have no dividend equivalent rights associated with them.

•                  Stockholder approval is required for material revisions to the plan.  The Amended and Restated 2007 Plan requires stockholder approval of material revisions to the plan.

•                  Members of the committee administering the plan are non-employee, independent and outside directors.  Except with respect to the grant of awards under the plan, the Amended and Restated 2007 Plan will continue to be administered by the Compensation Committee, which is comprised of two or more members of the Board of Directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “independent directors” under the listing standards of NASDAQ, the rules and regulations of the SEC and applicable law, and “outside directors” within the meaning of Section 162(m) of the Code.

•                  “Clawback” provisions.  The Amended and Restated 2007 Plan contains “clawback” provisions, which provide that if a participant is determined by the committee to have taken action that would constitute “cause” or an “adverse action,” as those terms are defined in the Amended and Restated 2007 Plan, during or within one year after the termination of the participant’s employment or other service, all rights of the participant under the plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service.

Comparison of Amended and Restated 2007 Plan to Current 2007 Plan

As mentioned above, if the Amended and Restated 2007 Plan is approved by our stockholders, it will replace in its entirety the currently existing 2007 Plan.  The following are some of the material differences between the Amended and Restated 2007 Plan and the currently existing 2007 Plan:

•                  Number of Shares Available. The number of shares of our common stock authorized for issuance under the Amended and Restated 2007 Plan will be 800,000 shares plus the number of shares subject to awards outstanding under our prior Northern Technologies International Corporation 2000 Stock Incentive Plan as of the date of stockholder approval of the Amended and Restated 2007 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. The currently existing 2007 Plan authorizes 400,000 shares of our common stock for issuance.

•                  “Clawback” Provisions and Sarbanes-Oxley Forfeiture Standard. Unlike the currently existing 2007 Plan, the Amended and Restated 2007 Plan provides for the “clawback” provisions discussed above and expressly incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement.

•                  Broader No Repricing Provision.  The Amended and Restated 2007 Plan prohibits the repricing of outstanding “underwater” stock options or SARs without stockholder approval, except for any adjustments required in connection with certain corporate transactions.  Repricing is broadly defined to include amendments or modifications to the terms of an outstanding stock option or SAR to lower the exercise or grant price or cancelling an outstanding stock option or SAR in exchange for cash, other awards or other stock options or SARs having a lower exercise price.

•                  Extension of Plan Term. The term of the Amended and Restated 2007 Plan will be extended to January 19, 2020, which is 10 years from the date of anticipated approval of the Amended and Restated 2007 Plan.

Summary of the Amended and Restated 2007 Plan

The major features of the Amended and Restated 2007 Plan are summarized below.  The summary is qualified in its entirety by reference to the full text of the Amended and Restated 2007 Plan, a copy of which may be obtained from us.  A copy of the Amended and Restated 2007 Plan also has been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the SEC’s website at http://www.sec.gov.

Purpose.  The purpose of the Amended and Restated 2007 Plan is to advance the interests of our company and its stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility.  All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of Northern Technologies International Corporation or any subsidiary will be eligible to receive incentive awards under the Amended and Restated 2007 Plan.  As of November 23, 2010, there were approximately 70 persons who would be eligible to receive awards under the Amended and Restated 2007 Plan.  Although not necessarily indicative of future grants under the Amended and Restated 2007 Plan, 30 employees or 43% of the approximately 70 eligible recipients have been granted awards under our currently existing Northern Technologies International Corporation 2007 Stock Incentive Plan.

Shares Available for Issuance.  The maximum number of shares of our common stock available for issuance under the Amended and Restated 2007 Plan is 800,000 plus the number of shares subject to awards outstanding under our prior Northern Technologies International Corporation 2000 Stock incentive Plan as of the date of stockholder approval of the Amended and Restated 2007 Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.  The number of shares available for issuance under the Amended and Restated 2007 Plan is subject to increase to the extent that we issue shares or incentive awards under the Amended and Restated 2007 Plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction.  However, any available shares in an assumed plan may only be utilized to the extent permitted under the Listing Rules of the NASDAQ Stock Market.

Shares of our common stock that are issued under the Amended and Restated 2007 Plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available.  All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the plan.  However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the plan.  Any shares of our common stock that we repurchase on the open market using the proceeds from the exercise of an award under the Amended and Restated 2007 Plan will not increase the number of shares available for future grants of awards under the Amended and Restated 2007 Plan.

Grant Limits. Under the terms of the Amended and Restated 2007 Plan:

•                  no participant may be granted options or stock appreciation rights relating to more than 200,000 shares of our common stock in the aggregate during any calendar year;

•                  no participant may be granted restricted stock awards, stock unit awards, performance awards or stock bonuses relating to more than 200,000 shares of our common stock in the aggregate during any calendar year; and

•                  no more than 800,000 shares of our common stock may be issued pursuant to the exercise of incentive options; and

•                  no more than 600,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses;

provided, however, that the individual award limits set forth above will be 250,000 shares and 250,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by us or who receives a promotion that results in an increase in responsibilities or duties.  All of the share limitations in the Amended and Restated 2007 Plan may be adjusted to reflect changes in our corporate structure or shares, as described below.  In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

•                  the number and kind of securities available for issuance under the Amended and Restated 2007 Plan; and

•                  in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration.  The Amended and Restated 2007 Plan will be administered by our Board of Directors or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, who are “independent” as required by the listing standards of the NASDAQ Stock Exchange and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  We expect both the Board of Directors and the Compensation Committee of the Board of Directors to administer the Amended and Restated 2007 Plan. The Board of Directors or the committee administering the Amended and Restated 2007 Plan is referred to as the “committee.”  The committee may delegate its duties, power and authority under the Amended and Restated 2007 Plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the Amended and Restated 2007 Plan, including, the eligible recipients who will be granted one or more incentive awards under the Amended and Restated 2007 Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject.  The committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended and Restated 2007 Plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in our annual report to stockholders for the applicable year; or any other similar change, in each case with respect to our company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if our company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of our company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of our company or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Amended and Restated 2007 Plan as then in effect.

The committee may, in its sole discretion, amend the terms of the Amended and Restated 2007 Plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the Amended and Restated 2007 Plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

•                  to reserve shares or grant incentive awards in excess of the limitations provided in the Amended and Restated 2007 Plan;

•                  to effect any re-pricing of options, as discussed below;

•                  to grant options or stock appreciation rights having an exercise price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

•                  for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the NASDAQ Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

•                  amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•                  canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price, or other incentive awards; or

•                  repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the Amended and Restated 2007 Plan.

For purposes of the Amended and Restated 2007 Plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the our common stock is less than the exercise price.

Options.  The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of NTIC or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while the our common stock is listed on the NASDAQ Stock Market, “fair market value” under the Amended and Restated 2007 Plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the NASDAQ Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade. As of November 23, 2010, the closing sale price of a share of our common stock on the NASDAQ Global Market was $14.03.

The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of our common stock that are acceptable to the committee, by a “net exercise” of the option (as further described below) or by a combination of such methods.  In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised.  Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

Options may, but need not, include a provision whereby the participant may elect at any time before the participant’s employment or service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option.  Any unvested shares so purchased will be subject to a repurchase option in favor of us and to any other restriction the committee determines to be appropriate.

Stock Appreciation Rights.  A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares.  Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee.  The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below).  However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option.  Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards.  A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture.  The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified objectives.  To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  Additionally, unless the Amended and Restated 2007 Plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated 2007 Plan, as may be determined by the committee; provided, however, that in all cases payment of stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

Performance Award. A participant may be granted one or more performance awards under the Amended and Restated 2007 Plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated 2007 Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Stock Bonuses. A participant may be granted one or more stock bonuses under the Amended and Restated 2007 Plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated 2007 Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the stock bonus will be made within two and one-half months following the end of the tax year during which receipt of the stock bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Change in Control. In the event a “change in control” of our company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the Amended and Restated 2007 Plan a “change in control” of our company occurs upon:

•                  the sale, lease, exchange or other transfer of substantially all of the assets of our company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by our company;

•                  a merger or consolidation to which our company is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

•                  a change in control of our company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not our company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the Amended and Restated 2007 Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board of Directors on the effective date of the Amended and Restated 2007 Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the effective date of the Amended and Restated 2007 Plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the effective date of the 2007 plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board of Directors on the effective date of the Amended and Restated 2007 Plan

Effect of Termination of Employment or Other Services.  If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below.  Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.  Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the Amended and Restated 2007 Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right).  Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards, performance awards or stock bonuses then held by the participant to, terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with our company or a subsidiary, all rights of the participant under the Amended and Restated 2007 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service.  Additionally, as applicable, we may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of a participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action.

“Cause,” with respect to any participant, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to our company or any subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the participant’s overall duties, or (d) any material breach of any employment, service, confidentiality or non-compete agreement entered into with us or any of our subsidiaries.

An “adverse action” includes any of the following actions or conduct that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (i) disclosing any confidential information of our company or any subsidiary to any person not authorized to receive it; (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (iii) interfering with our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.

In addition, if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse us for the amount of any award received by such individual under the Amended and Restated 2005 Plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement.

Dividend Rights.  Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of our common stock issuable under incentive awards denominated in or based on the value of shares of our common stock as a result of cash dividends or distributions paid to stockholders generally at any time prior to the issuance of shares under incentive awards.

Term; Termination; Amendments.  Unless terminated earlier, the Amended and Restated 2007 Plan will terminate at midnight on the day before the 10th anniversary of its approval by our stockholders. Incentive awards outstanding at the time the Amended and Restated 2007 Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms.  The Board may suspend or terminate the Amended and Restated 2007 Plan or any portion of the plan at any time.  In addition to the committee’s authority to amend the Amended and Restated 2007 Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Amended and Restated 2007 Plan from time to time in order that incentive awards under the Amended and Restated 2007 Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests; provided, however, that no amendments to the Amended and Restated 2007 Plan will be effective without stockholder approval, if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the NASDAQ Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended and Restated 2007 Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Amended and Restated 2007 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our company.

Transferability.  In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.  However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the Amended and Restated 2007 Plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary.  Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships.  Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect.  The description does not include foreign, state or local income tax consequences.  In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% stockholders of our company or to any individual participant who receives an incentive award under the Amended and Restated 2007 Plan.

Incentive Options.  In general, an eligible employee will not recognize federal taxable income upon the grant or the exercise of an incentive option, and we will not be entitled to an income tax deduction upon the grant or the exercise of an incentive option.  For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee’s alternative minimum taxable income.  If the eligible employee does not dispose of the common stock received pursuant to the exercise of the incentive option within two years after the date of the grant of the incentive option or within one year after the date of exercise of the incentive options, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option.  We will not be entitled to any income tax deduction as a result of such disposition.

If the eligible employee disposes of the common stock acquired upon exercise of the incentive option within two years after the date of the grant of the incentive option or within one year after the date of exercise of the incentive options, then in the year of such disposition, the eligible employee generally will recognize ordinary income, and we will be entitled to an income tax deduction, in an amount equal to the lesser of: (a) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (b) the amount realized upon disposition over the exercise price.  Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long-term capital gain (depending on the period of time the eligible employee held the common stock).

Non-Statutory Options.  An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a non-statutory option, and we will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-statutory option, the eligible employee, non-employee director or consultant generally will recognize ordinary income and we will be entitled to take an income tax deduction in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price.  Upon a subsequent sale of the common stock by the eligible employee, non-employee director or consultant, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the eligible employee held the common stock).

Stock Appreciation Rights.  An eligible employee, non-employee director or consultant will recognize ordinary income for federal income tax purposes upon the exercise of a stock appreciation right under the Amended and Restated 2007 Plan for cash, common stock or a combination of cash and common stock, and the amount of income that the eligible employee, non-employee director or consultant will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise.  We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income.

Restricted Stock Awards.  An eligible employee, non-employee director or consultant is not subject to any federal income tax when a restricted stock award is made, nor are we entitled to an income tax deduction at such time, unless the restrictions on the common stock do not present a “substantial risk of forfeiture” or the stock is “transferable,” each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is transferable within the meaning of that section if the transferee would not be subject to such risk of forfeiture after such transfer.  In the year that the restricted stock award is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock transferred to the eligible employee, non-employee director or consultant, generally determined on the date the restricted stock award is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares.

Stock Unit Awards, Performance Awards and Stock Bonuses. Neither the participant nor our company incurs any federal income tax consequences as a result of the grant of a stock unit award, performance award or stock bonus. Upon payment of a stock unit award, performance award, or stock bonus in cash, the participant will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received.  In each case, we will receive a corresponding tax deduction, (provided that the award is not otherwise subject to the limitations of Section 162(m) of the

Internal Revenue Code), when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements.  At the time of a subsequent sale or disposition of any shares of our common stock issued in connection with a stock unit award, performance award or stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments.  Parachute payments are payments to employees or independent contractors who are also officers, stockholders or highly compensated individuals that are contingent upon a change in ownership or control.  In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment.  In general, the amount of a parachute payment would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property.  All or a portion of that parachute payment may be considered an excess parachute payment.  If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20% excise tax on the amount of the excess parachute payments, and we would not be allowed to claim any deduction with respect to such payments.

Section 409A.  A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual, who on the last day of the taxable year was the chief executive officer or otherwise covered by this provision because his or her compensation was reported in the Summary Compensation Table, may not be deductible to the extent that it exceeds $1 million unless the compensation qualifies as “performance-based” under Section 162(m) of the Code.  The Amended and Restated 2007 Plan has been designed to permit the committee to grant awards that qualify as “performance-based” for purposes of satisfying the conditions of Section 162(m) of the Code.

Excise Tax on Parachute Payments.  Unless otherwise provided in a separate agreement between a participant and us, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from us, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments.  If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Incentive Awards Granted Under the Amended and Restated 2007 Plan

We have not provided a new plan benefits table or the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended and Restated 2007 Plan for the last completed fiscal year if the Amended and Restated 2007 Plan had then been in effect because all awards made under the Amended and Restated 2007 Plan will be made at the discretion of the Board of Directors. However, on an annual basis, each non-employee director receives effective as of the first business day of September a non-statutory option to purchase 4,000 shares of our common stock and our Chairman of the Board receives an additional option to purchase an additional 2,000 shares of our common stock.  In addition, each new non-employee director receives effective as of the first date of such director’s election or appointment a non-statutory option to purchase a pro rata portion of 4,000 shares of our common stock.

Except as described above, no information can be provided with respect to the number or types of awards that may be granted to particular eligible recipients or groups of recipients in the future under the Amended and Restated 2007 Plan.  Such awards are within the discretion of the committee administering the plan and the committee has not determined any other future awards or who might receive them.

As of the date of this proxy statement, we had granted options and other incentive awards under the currently existing 2007 Plan as follows:

Name and Position	Number of Shares Underlying Options	Number of Stock Bonuses
G. Patrick Lynch President and Chief Executive Officer	15,540	11,422
Matthew C. Wolsfeld Chief Financial Officer and Corporate Secretary	21,950	12,079
Executive Group	37,490	23,501
Non-Executive Director Group	110,832	0
All Other Employee Group	64,150	54,293

(1)                                  Does not include shares underlying options granted under the Northern Technologies International Corporation 2000 Stock Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes outstanding options under NTIC’s equity compensation plans as of August 31, 2010.  NTIC’s equity compensation plans as of August 31, 2010 were the Northern Technologies International Corporation 2007 Stock Incentive Plan, the Northern Technologies International Corporation 2000 Stock Incentive Plan and the Northern Technologies International Corporation Employee Stock Purchase Plan.  No future options or other incentive awards will be granted under the Northern Technologies International Corporation 2000 Stock Incentive Plan.

				(c)
	(a)		(b)	Number of Securities Remaining Available for
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders:	232,472	(1)(2)	$8.35	242,725	(3)

Equity compensation plans not approved by security holders	—		—	—
Total	232,472	(1)(2)	$8.35	242,725	(3)

(1)                                   Amount includes shares of NTIC common stock issuable upon the exercise of stock options outstanding as of August 31, 2010 under the Northern Technologies International Corporation 2007 Stock Incentive Plan and the Northern Technologies International Corporation 2000 Stock Incentive Plan.

(2)                                   Excludes employee stock purchase rights accruing under the Northern Technologies International Corporation Employee Stock Purchase Plan. Under such plan, each eligible employee may purchase up to 2,000 shares of NTIC common stock at semi-annual intervals on February 28th or 29th (as the case may be) and August 31st each year at a purchase price per share equal to 90% of the lower of (i) the closing sales price per share of NTIC common stock on the first day of the offering period or (ii) the closing sales price per share of NTIC common stock on the last day of the offering period.

(3)                                   Amount includes 162,420 shares remaining available at August 31, 2010 for future issuance under Northern Technologies International Corporation 2007 Stock Incentive Plan and 80,305 shares remaining available at August 31, 2010 for future issuance under the Northern Technologies International Corporation Employee Stock Purchase Plan.

Board of Directors Recommendation

The Board of Directors unanimously recommends that our stockholders vote FOR approval of the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan.

PROPOSAL THREE — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Baker Tilly Virchow Krause, LLP (formerly Virchow Krause & Company LLP) to serve as our independent registered public accounting firm for the fiscal year ending August 31, 2011.  Although it is not required to do so, the Board of Directors is asking our stockholders to ratify the Audit Committee’s selection of Baker Tilly Virchow Krause, LLP.  If our stockholders do not ratify the selection of Baker Tilly Virchow Krause, LLP, another independent registered public accounting firm will be considered by the Audit Committee of the Board of Directors.  Even if the selection is ratified by our stockholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our company and its stockholders.

Representatives of Baker Tilly Virchow Krause, LLP will be present at the Annual Meeting to respond to appropriate questions.  They will also have the opportunity to make a statement if they wish to do so.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to us by Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm, for the fiscal years ended August 31, 2010 and August 31, 2009.

	Aggregate Amount Billed by Baker Tilly Virchow Krause, LLP ($)
	Fiscal 2010	Fiscal 2009
Audit Fees(1)	$129,000	$129,000
Audit-Related Fees(2)	79,000	48,230
Tax Fees	—	—
All Other Fees	—	—

(1)           These fees consisted of the audit of our annual financial statements by year, review of financial statements included in our quarterly reports on Form 10-Q and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)           These fees consisted of reviews of quarterly financials, reviews of registration statements, the issuance of consents, providing comfort letter for stock issuance, Sarbanes Oxley controls testing and review of SEC comment letter.  The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Baker Tilly Virchow Krause, LLP and has determined that it is.

Audit Committee Pre-Approval Policies and Procedures

Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services provided by a company’s independent registered public accounting firm.  All services rendered by Baker Tilly Virchow Krause, LLP to NTIC were permissible under applicable laws and regulations and all services provided to NTIC, other than de minimis non-audit services allowed under applicable law, were approved in advance by the Audit Committee in accordance with these rules.  The Audit Committee has not adopted any formal pre-approval policies and procedures.

Board of Directors Recommendation

The Board of Directors unanimously recommends that our stockholders vote FOR ratification of the selection of Baker Tilly Virchow Krause, LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2011.

Audit Committee Report

This report is furnished by the Audit Committee of the Board of Directors with respect to NTIC’s financial statements for the fiscal year ended August 31, 2010.

One of the purposes of the Audit Committee is to oversee NTIC’s accounting and financial reporting processes and the audit of NTIC’s annual financial statements. NTIC’s management is responsible for the preparation and presentation of complete and accurate financial statements.  NTIC’s independent registered public accounting firm, Baker Tilly Virchow Krause, LLP, is responsible for performing an independent audit of NTIC’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed NTIC’s audited financial statements for the fiscal year ended August 31, 2010 with NTIC’s management.  Management represented to the Audit Committee that NTIC’s financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP, NTIC’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the Baker Tilly Virchow Krause, LLP’s communications with the Audit Committee concerning independence.  The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP its independence and concluded that the independent registered public accounting firm is independent from NTIC and NTIC’s management.

Based on the review and discussions of the Audit Committee described above, in reliance on the unqualified opinion of Baker Tilly Virchow Krause, LLP regarding NTIC’s audited financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee discussed above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that NTIC’s audited financial statements for the fiscal year ended August 31, 2010 be included in its Annual Report on Form 10-K for the fiscal year ended August 31, 2010 for filing with the Securities and Exchange Commission.

This report is dated as of November 17, 2010.

Audit Committee

Mark J. Stone, Chair

Pierre Chenu

Soo-Keong Koh

Richard J. Nigon

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and all persons who beneficially own more than 10 percent of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10 percent beneficial owners are also required to furnish NTIC with copies of all Section 16(a) forms they file.  To our knowledge, based upon a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended August 31, 2010, none of our directors or executive officers or beneficial owners of greater than 10 percent of our common stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act.

Stockholder Proposals for 2012 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials relating to the 2012 Annual Meeting of Stockholders must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on August 9, 2011, unless the date of the meeting is delayed by more than 30 calendar days.  The proposals must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any other stockholder proposals to be presented at the 2012 Annual Meeting of Stockholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our principal executive offices, not less than 90 days nor more than 120 days prior to the anniversary date of the 2011 Annual Meeting of Stockholders; provided, however, that in the event that the 2012 Annual Meeting of Stockholders is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.  The proposal must contain specific information required by our Bylaws, a copy of which may be obtained by writing to our Corporate Secretary.  If a proposal is not timely and properly made in accordance with the procedures set forth in our Bylaws, it will be defective and may not be brought before the meeting.  If the proposal is nonetheless brought before the meeting and the Chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations for 2012 Annual Meeting

In accordance with procedures set forth in our Bylaws, NTIC stockholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary.  To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at NTIC’s principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs.  The notice must set forth, among other things:

•      the nominee’s name, age, business address, residence address and record address;

•      the nominee’s principal occupation or employment;

•      the class and number of shares of NTIC capital stock which are beneficially owned by the nominee;

•      signed consent to serve as a director of NTIC; and

•      any other information concerning the nominee required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery.  E-mailed submissions will not be considered.  The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with the procedural requirements set forth in NTIC’s Bylaws.  The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Copies of Fiscal 2010 Annual Report

We have sent or made electronically available to each of our stockholders a copy of our annual report on Form 10-K (without exhibits) for the fiscal year ended August 31, 2010.  The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov.  We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to:  Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, Attention: Stockholder Information.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this proxy statement or NTIC’s Annual Report to Stockholders may have been sent to multiple stockholders in each household.  NTIC will promptly deliver a separate copy of either document to any stockholder upon written or oral request to NTIC’s Stockholder Information Department, Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, telephone: (763) 225-6637.  Any stockholder who wants to receive separate copies of this proxy statement or NTIC’s Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact NTIC at the above address and phone number.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly, electronic availability and mailing of proxies and soliciting material, as well as the cost of making available or forwarding this material to the beneficial owners of our common stock will be borne by NTIC.  Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile or personal conversation.  We may reimburse brokerage firms and others for expenses in making available or forwarding solicitation materials to the beneficial owners of our common stock.

Your vote is important.  Whether or not you plan to attend the Annual Meeting in person, vote your shares of NTIC common stock by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted.

By Order of the Board of Directors

Pierre Chenu
Chairman of the Board

December 6, 2010
Circle Pines, Minnesota

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

(As Proposed to Be Amended on January 20, 2011)

1.             Purpose of Plan.

The purpose of the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (this “Plan”) is to advance the interests of Northern Technologies International Corporation (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s economic objectives.

2.             Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1.          “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including:  (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2.          “Board” means the Board of Directors of the Company.

2.3.          “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.4.          “Cause” means (a) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (d) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

2.5.          “Change in Control” means an event described in Section 14.1 of this Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined in Section 409A of the Code and the regulations and rulings issued thereunder.

2.6.          “Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

2.7.          “Committee” means the group of individuals administering this Plan, as provided in Section 3 of this Plan.

2.8.          “Common Stock” means the common stock of the Company, par value $0.02 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of this Plan.

2.9.          “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.10.        “Effective Date” means January 20, 2011 or such later date as this Plan is approved by the Company’s stockholders.

2.11.        “Eligible Recipients”  means (a) for the purposes of granting Incentive Stock Options, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and (b) for the purposes of granting Non-Statutory Stock Options and other Incentive Awards, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary; provided, however, that an Eligible Recipient shall not include any person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company or any Subsidiary that are in connection with the offer and sale of the Company’s securities in a capital raising transaction or directly or indirectly promote or maintain a market for the Company’s securities

2.12.        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13.        “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the mean between the reported high and low sale prices of the Common Stock as of such date during the regular daily trading session, as reported on the NASDAQ Global Select or Global Market, the New York Stock Exchange, the American Stock Exchange, or any other national securities exchange or market on which the Common Stock is then listed or quoted (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (b) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on the NASDAQ Global Select or Global Market, the New York Stock Exchange, the American Stock Exchange or any other national securities exchange or market, the mean between the reported high and low sale prices as of such date during the regular daily trading session, as reported by the NASDAQ Capital Market, OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code.

2.14.        “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to this Plan.

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2.15.        “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.16.        “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option.

2.17.        “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.18.        “Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.

2.19.        “Performance Criteria” means the performance criteria that may be used by the Committee in granting Incentive Awards contingent upon achievement of performance goals, consisting of net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation.  The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

2.20.        “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 10 of this Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of Performance Criteria or other objectives during a specified period.

2.21.        “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

2.22.        “Prior Plan” means the Northern Technologies International Corporation 2000 Stock Incentive Plan.

2.23.        “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that are subject to restrictions on transferability and a risk of forfeiture.

2.24.        “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of this Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination/termination of employment or if the Company does not have any such retirement/pension plan or practice, service at age 55 or older and completion of at least 10 years of continuous service.

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2.25.        “Securities Act” means the Securities Act of 1933, as amended.

2.26.        “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.27.        “Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 11 of this Plan.

2.28.        “Stock Unit Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of Performance Criteria or other objectives.

2.29.        “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.30.        “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.             Plan Administration.

3.1.          The Committee.  This Plan will be administered by the Board or by a committee of the Board.  So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering this Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, who are “independent directors” under the Listing Rules of the NASDAQ Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded) and who are “outside directors” within the meaning of Section 162(m) of the Code.  Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum.  As used in this Plan, “Committee” will refer to the Board or to such a committee, if established.  To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under this Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act or whose compensation in the fiscal year may be subject to the limits on deductible compensation pursuant to Section 162(m) of the Code.  The Committee may exercise its duties, power and authority under this Plan in its sole and absolute discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.

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3.2.          Authority of the Committee.

(a)           In accordance with and subject to the provisions of this Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of this Plan, including, without limitation, the following:  (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject.  In addition, the Committee will have the authority under this Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)           Subject to Section 3.2(d) of this Plan, the Committee will have the authority under this Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c)           In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by this Plan as then in effect, including the limitations in Section 3.2(a) and 3.2(b).

(d)           Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise

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price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash;  (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan.  For purposes of this Section 3.2(d), an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

(e)           In addition to the authority of the Committee under Section 3.2(b) of this Plan and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws.  The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e) of this Plan: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1 of this Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of this Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.2 or 7.2 of this Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the NASDAQ Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

4.             Shares Available for Issuance.

4.1.          Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:

(a)           800,000;

(b)           the number of shares of Common Stock subject to Incentive Awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding Incentive Awards are forfeited, expire or otherwise terminate without the issuance of such shares of Common Stock;

(c)           the number of shares issued or Incentive Awards granted under this Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

(d)           the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the Listing Rules of the NASDAQ Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

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Notwithstanding any other provisions of this Plan to the contrary, (i) no Participant in this Plan may be granted Options and Stock Appreciation Rights relating to more than 200,000 shares of Common Stock in the aggregate during any calendar year; (ii) no Participant in this Plan may be granted Restricted Stock Awards, Stock Unit Awards, Performance Awards and Stock Bonuses relating to more than 200,000 shares of Common Stock in the aggregate during any calendar year; (iii) no more than 800,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan; and (iv) no more than 600,000 shares of Common Stock may be issued or issuable under this Plan in connection with the grant of Incentive Awards, other than Options or Stock Appreciation Rights; provided, however, that the limits in clauses (i) and (ii), above, will be 250,000 shares and 250,000 shares, respectively, as to a Participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties.  All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of this Plan.  The limits in clauses (i), (ii) and (iv) will not apply, however, to the extent Incentive Awards are granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms, nor will any Incentive Stock Options issued in any such assumption or substitution pursuant to applicable provisions of the Code count towards the limit in clause (iii).

4.2.          Accounting for Incentive Awards.  Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that; (a) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of this Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of this Plan will not again become available for issuance under this Plan; and (b) the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right, and will not again become available for issuance under this Plan.  Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.4 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.1 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan.  Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares of Common Stock available for future grant of Incentive Awards.  Any shares of Common Stock related to Incentive Awards granted under this Plan or under the Prior Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1.

4.3.          Adjustments to Shares and Incentive Awards.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will

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make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under this Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.             Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries.  Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion.  Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.             Options.

6.1.          Grant.  An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.  To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option.Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

6.2.          Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).Notwithstanding the foregoing, to the extent that Options are granted under this Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.3.          Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

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6.4.          Payment of Exercise Price.

(a)           The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); or (iv) by a combination of such methods.

(b)           In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of this Plan.

(c)           Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

6.5.          Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Circle Pines, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of this Plan.

6.6.          Early Exercise.  An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option.  Any unvested shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

7.             Stock Appreciation Rights.

7.1.          Grant.  An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.  Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

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7.2.          Exercise Price.  The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except as provided in Section 7.4 of this Plan.  Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under this Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

7.3.          Exercisability and Duration.  A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its date of grant.  A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of this Plan.

7.4.          Grants in Tandem with Options.  Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option.  A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option.  Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.             Restricted Stock Awards.

8.1.          Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards under this Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2.          Rights as a Stockholder; Transferability.  Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of this Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

8.3.          Dividends and Distributions.  Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.  In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in

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shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

8.4.          Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.  Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

9.             Stock Unit Awards.

An Eligible Recipient may be granted one or more Stock Unit Awards under this Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Stock Unit Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Stock Unit Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to a Stock Unit Award under a Company or Subsidiary deferred compensation plan.

10.           Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Performance Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to a Performance Award under a Company or Subsidiary deferred compensation plan.

11.           Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under this Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Stock Bonus will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Stock Bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to a Stock Bonus under a Company or Subsidiary deferred compensation plan.

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12.           Effect of Termination of Employment or Other Service.  The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 12.3 of this Plan.

12.1.        Termination Due to Death, Disability or Retirement.  In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)           All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).  Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

(b)           All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)           All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

12.2.        Termination for Reasons Other than Death, Disability or Retirement. In the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

(a)           All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).  Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)           All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)           All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

12.3.        Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service (but not beyond the earlier of the original maximum term of such Option or Stock Appreciation Right or 10 years from the original date of grant of such Option or Stock Appreciation Right), and Restricted Stock Awards, Stock Unit Awards, Performance Awards or Stock Bonuses then held by such Participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each

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case in the manner determined by the Committee; and (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of this Plan).

12.4.        Determination of Termination of Employment or Other Service.

(a)           The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)           The change in a Participant’s status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant’s employment or service is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

(c)           Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code.

12.5.        Effect of Actions Constituting Cause or Adverse Action.  Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 12, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (a) all rights of the Participant under this Plan and any agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (b) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within 10 days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award).  The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action.  The Company will be entitled to withhold and deduct from

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future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations.  Unless otherwise provided by the Committee in an agreement evidencing an Incentive Award, this Section 12.5 will not apply to any Participant following a Change in Control.

12.6.        Forfeiture of Incentive Awards under Sarbanes-Oxley Act.  Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 12, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

13.           Payment of Withholding Taxes.

13.1.        General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.  Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date.  When withholding for taxes is effected under this Plan, it shall be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.

13.2.        Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of this Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods.  For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.           Change in Control.

14.1.        Definition of Change in Control.  A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred For purposes of this Section 14.1, a “Change in Control” of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately

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prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of this Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of this Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of this Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the effective date of this Plan.

14.2.        Acceleration of Vesting.  Without limiting the authority of the Committee under Sections 3.2 and 4.3 of this Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, regardless of whether the Participants to whom such Options or Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

14.3.        Cash Payment.  If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that: (a) some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options (or, in the event that there is no excess, that such Options will be terminated); and (b) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company.

14.4.        Limitation on Change in Control Payments.  Notwithstanding anything in Section 14.2 or 14.3 of this Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of this Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of this Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant

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pursuant to Section 14.2 or 14.3 of this Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments.  Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 14.4 will not apply, and any “payments” to a Participant pursuant to Section 14.2 or 14.3 of this Plan will be treated as “payments” arising under such separate agreement.

15.           Rights of Eligible Recipients and Participants; Transferability.

15.1.        Employment or Service.  Nothing in this Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.2.        Rights as a Stockholder; Dividends.  As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.  Except as otherwise provided in this Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.  Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee.  Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, subject to Section 18 of the Plan.  Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards, the vesting of which is based on the achievement of Performance Criteria.

15.3.        Restrictions on Transfer.

(a)           Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)           A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any

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amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, such beneficiary.  If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees.  If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)           Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.  Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer.  A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

15.4.        Non-Exclusivity of this Plan.  Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.           Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17.           Performance-Based Compensation Provisions.

The Committee, when it is comprised solely of two or more outside directors meeting the requirements of Section 162(m) of the Code (“Section 162(m)”), in its sole discretion, may designate whether any Incentive Awards are intended to be “performance-based compensation” within the meaning

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of Section 162(m).  Any Incentive Awards so designated will, to the extent required by Section 162(m), be conditioned upon the achievement of one or more Performance Criteria, and such Performance Criteria will be established by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) giving due regard to the disparate treatment under Section 162(m) of Options and Stock Appreciation Rights (where compensation is determined based solely on an increase in the value of the underlying stock after the date of grant or award), as compared to other forms of compensation, including Restricted Stock Awards, Stock Unit Awards and Performance Awards.  The Committee shall also certify in writing that such Performance Criteria have been met prior to payment of compensation to the extent required by Section 162(m).

18.           Compliance with Section 409A.

It is intended that this Plan and all Incentive Awards hereunder be administered in a manner that will cause such Incentive Awards to not be treated as deferred compensation that is subject to the requirements of Section 409A of the Code, except to the extent that an Eligible Recipient has properly elected to defer income that may be attributable to an Incentive Award under a Company or Subsidiary deferred compensation plan or arrangement.  The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto).  Notwithstanding anything in this Section 18 to the contrary, with respect to any Incentive Award that may be subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless, and only to the extent, permitted under Section 409A of the Code and the regulations or rulings issued thereunder.

19.           Plan Amendment, Modification and Termination.

The Board may suspend or terminate this Plan or any portion thereof at any time.  In addition to the authority of the Committee to amend this Plan under Section 3.2(e) of this Plan, the Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under this Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to this Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or Section 162(m) of the Code or the Listing Rules of the NASDAQ Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of this Plan) or to modify Section 3.2(d) of this Plan.  No termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of this Plan.

20.           Effective Date and Duration of this Plan.

This Plan will be effective as of the Effective Date and will terminate at midnight on the day before the 10th anniversary of the Effective Date, and may be terminated prior to such time by Board action.  No Incentive Award will be granted after termination of this Plan.  Incentive Awards outstanding upon termination of this Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

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21.           Miscellaneous.

21.1.        Governing Law; Venue.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.  Unless otherwise provided in an agreement evidencing an Incentive Award, recipients of an Incentive Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Minnesota to resolve any and all issues that may arise out of or relate to this Plan or any related agreement evidencing an Incentive Award.

21.2.        Successors and Assigns.  This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

21.3.        Construction.  Wherever possible, each provision of this Plan and any agreement evidencing an Incentive Award granted under this Plan will be interpreted so that it is valid under the applicable law.  If any provision of this Plan or any agreement evidencing an Incentive Award granted under this Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid.  The remainder of this Plan and the Incentive Award agreement also will continue to be valid, and the entire Plan and Incentive Award agreement will continue to be valid in other jurisdictions.

21.4.        Delivery and Execution of Electronic Documents.  To the extent permitted by applicable law, the Company may:  (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date M28018-P03540 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. Approve the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan. For address change/comments, mark here. (see reverse for instructions) For All Withhold All For All Except 01) Pierre Chenu 02) Soo-Keong Koh 03) Sunggyu Lee, Ph.D. 04) G. Patrick Lynch 05) Ramani Narayan, Ph.D. 06) Richard J. Nigon 07) Mark J. Stone 1. Election of Directors Nominees The Board of Directors recommends you vote FOR all of the following director nominees: The Board of Directors recommends you vote FOR the following proposals: NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 4201 WOODLAND ROAD, P.O. BOX 69 CIRCLE PINES, MN 55014 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 3. Ratify the selection of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm for the fiscal year ending August 31, 2011. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. Continued and to be signed on reverse side M28019-P03540 This Proxy is solicited by the Board of Directors NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION Annual Meeting of Stockholders January 20, 2011 The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby appoints Pierre Chenu and G. Patrick Lynch, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Northern Technologies International Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation, to be held at Northern Technologies International Corporation Headquarters, 4201 Woodland Road, Circle Pines, Minnesota 55014, beginning at 4:00 p.m., Central time, on Thursday, January 20, 2011, for the purposes stated on the reverse side, and any adjournment or postponement thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF PROPOSALS 2 AND 3 AND, IN THE DISCRETION OF THE PROXY HOLDER, ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.